As filed with the Securities and Exchange Commission on October 14, 2011

1933 Act File No. 033-_____

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]
Pre-Effective Amendment No. ____	[ ]
Post-Effective Amendment No. ____	[ ]

EAGLE GROWTH & INCOME FUND
880 Carillon Parkway
St. Petersburg, FL 33716
Registrant’s Telephone Number, including Area Code: (727) 567-8143

SUSAN L. WALZER, PRINCIPAL EXECUTIVE OFFICER
880 Carillon Parkway
St. Petersburg, FL 33716
(Name and Address of Agent for Service)

Copy to:
FRANCINE J. ROSENBERGER, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C.  20006

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on the 30th day after filing pursuant to Rule 488.

Title of Securities Being Offered: Class A, Class C, Class I, Class R-3 and Class R-5 shares of the Eagle Growth & Income Fund.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of securities.

EAGLE GROWTH & INCOME FUND

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement

Part A – Information Statement and Prospectus

Part B – Statement of Additional Information

Part C – Other Information

Signature Page

Exhibit Index

Exhibits

Eagle Series Trust – Large Cap Core Fund
880 Carillon Parkway
St. Petersburg, FL 33716

[ ], 2011

Dear Valued Shareholder:

On August 16, 2011, a joint meeting of the Board of Trustees of the Eagle Series Trust (“Trust”) (“Series Trust Board”) and the Board of Trustees of the Eagle Growth & Income Fund (“Growth & Income” or “Acquiring Fund”) was held to approve the reorganization of the Eagle Large Cap Core Fund, a series of the Trust (“Large Cap Core” or “Acquired Fund”) into Growth & Income (the “Reorganization”):

Acquired Fund will be reorganized into Acquiring Fund
Large Cap Core	Growth & Income

The Reorganization will take effect on or about January 20, 2012.  You do not need to take any action regarding your account.  At that time, shareholders of Large Cap Core will automatically become shareholders of Growth & Income, receiving shares of Growth & Income having an aggregate net asset value equal to the shareholder’s investment in Large Cap Core.

Both Funds are managed by Eagle Investment Management, Inc. and have substantially similar investment objectives, although different investment strategies and risks.  The attached Combined Prospectus and Information Statement contains further information regarding the Reorganization and Growth & Income.  Please read it carefully.

The Series Trust Board believes that the Reorganization will benefit Large Cap Core and its shareholders as a result of the lower fees and expenses, strong performance record, and stable asset base of Growth & Income.  Further, the Reorganization is not expected to result directly in any adverse tax consequences or changes in account values for shareholders.  No sales load, commission or other fee will be imposed on shareholders in connection with the tax-free exchange of their shares.  Detailed information regarding the Reorganization is contained in the enclosed materials.

If you have any questions regarding the Reorganization, please call Eagle Family of Funds toll-free at 800.421.4184.

Sincerely,

______________
Susan L. Walzer
Vice President,
Principal Executive Officer

Questions and Answers

Q.      What is happening?  Why did I get this document?
A.      The Board of Trustees of Eagle Series Trust (“Board”), of which the Eagle Large Cap Core Fund (“Large Cap Core”) is a series, has approved the reorganization of Large Cap Core into the Eagle Growth & Income Fund (“Growth & Income”) (the “Reorganization”).  Please see below for more information comparing the investment objectives, strategies and policies of the Funds.

    You are receiving this document because, as of [ ], 2011, you were a shareholder of Large Cap Core.  Pursuant to the Agreement and Plan of Reorganization and Termination (“Plan”), upon closing of the transaction, your shares of Large Cap Core will convert to shares of Growth & Income with an aggregate net asset value (“NAV”) equal to your Large Cap Core shares as of the close of business on the day of the closing of the Reorganization, which currently is scheduled to take place on or about January 20, 2012 (“Effective Date”).

Q.      What is this document?
A.      This document is a Combined Prospectus and Information Statement (“Information Statement”) for Large Cap Core and Growth & Income.  This Information Statement contains information the shareholders of Large Cap Core should know prior to the Reorganization.  You should retain this document for future reference.

Q.       What is the Reorganization?
A.       The Reorganization discussed in this Information Statement will reorganize Large Cap Core into Growth & Income on or about the Effective Date.  Both Funds have substantially similar investment objectives, although they employ different investment policies and strategies to reach those objectives.  Please see below for more information comparing the investment objectives, strategies and policies of the Funds.

Q.      How will this affect me as a shareholder?
A.      Shareholders of Large Cap Core will become shareholders of Growth & Income on the Effective Date.  No sales charges or other fees, other than those described below, will be imposed in connection with the Reorganization.  In addition, the Funds’ procedures for purchasing, redeeming and exchanging shares are identical.

If you own Class A shares of Large Cap Core, you will receive Class A shares of Growth & Income.  The initial sales charge will not apply to Class A shares you receive in connection with the Reorganization.  Purchases you make of Class A shares of Growth & Income after consummation of the Reorganization will be subject to an initial sales charge.  If your Class A shares of Large Cap Core are subject to a contingent deferred sales charge (“CDSC”), the CDSC will apply to your redemption of the Class A shares of Growth & Income you receive in the Reorganization.  For purposes of determining the CDSC, if any, applicable to a redemption of the Class A shares of Growth & Income you acquire in the Reorganization, those Class A shares of Growth & Income will continue to age from the date you purchased the Large Cap Core Class A shares that were converted in the Reorganization.

If you own Class C shares of Large Cap Core, you will receive Class C shares of Growth & Income.  The CDSC applicable to the Large Cap Core Class C shares will apply to your redemption of the Class C shares of Growth & Income you receive in the Reorganization.  For purposes of determining the CDSC, if any, applicable to any redemption of the Class C shares of Growth & Income you acquire in the Reorganization, those Class C shares of Growth & Income will continue to age from the date you purchased the Large Cap Core Class C shares that were converted in the Reorganization.

If you own Class I shares of Large Cap Core, you will receive Class I shares of Growth & Income in the Reorganization.  If you own Class R-3 shares of Large Cap Core, you will receive Class R-3 shares of Growth & Income in the Reorganization.  If you own Class R-5 shares of Large Cap Core, you will receive Class R-5 shares of Growth & Income in the Reorganization.  Class I, Class R-3, and Class R-5 shares of both Large Cap Core and Growth & Income have neither a front-end sales charge nor a CDSC.

Q.               After the Reorganization, will I own the same number of shares?
A.               The aggregate value of your investment will not change as a result of the Reorganization.  It is likely, however, that the number of shares you own will change because your shares will be exchanged at the NAV per share of Growth & Income, which will probably be different from the NAV per share of Large Cap Core.

Q.               What if I already own shares of Growth & Income?
A.               If you already own shares of both Large Cap Core and Growth & Income, the shares exchanged in this Reorganization will be added to your existing account so long as your account in each Fund has the same account number.

Q.               Will my expenses increase pursuant to the Reorganization?
A.               No. One of the benefits of the Reorganization is that Growth & Income has lower total annual operating expenses than Large Cap Core.

Q.               What are the tax consequences of the Reorganization?
A.               The Reorganization is expected to be a tax-free transaction for federal income tax purposes.  However, some, or a substantial portion of, the assets transferred to Growth & Income from Large Cap Core may be sold, which may result in Large Cap Core’s recognition of net capital gain that would be taxable to shareholders when distributed to them before the Reorganization.

Q.               Can I still purchase shares of Large Cap Core until the Reorganization?
A.               You may continue to purchase shares of Large Cap Core through December 15, 2011.  As a result of the Reorganization, effective December 16, 2011, Large Cap Core will no longer accept purchases or exchanges of shares.

Q.               Will I need to open an account in Growth & Income prior to the Reorganization?
A.               No.  An account will be set up in your name and your shares of Large Cap Core automatically will be converted to corresponding shares of Growth & Income.  You will receive confirmation of this transaction following the Reorganization.

Q.               What if I want to exchange my shares into another Eagle Fund prior to the Reorganization?
A.               You may exchange your shares into another Fund in the Eagle Family of Funds before the Effective Date in accordance with your pre-existing exchange privileges.  If you choose to exchange your shares of Large Cap Core for another Fund in the Eagle Family of Funds, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account, such as an individual retirement account.  Exchanges may be subject to minimum investment requirements, sales loads, and redemption fees.

Q.               Who is paying the costs of the Reorganization?
A.               Eagle Asset Management, Inc. (“Eagle”), the Funds’ investment adviser, has agreed to pay all costs associated with the Reorganization (other than brokerage or similar expenses incurred by, or for the benefit of, Large Cap Core in connection with the Reorganization).  Large Cap Core will not bear any of the Reorganization costs (but will pay those expenses previously noted).

If you have any questions, please call the Eagle Family of Funds toll-free at 800.421.4184.

Combined Prospectus and Information Statement
[ ], 2011

Reorganization of the Assets and Liabilities of the
EAGLE LARGE CAP CORE FUND,
a series of Eagle Series Trust

By and in Exchange for Shares of and Assumption of Liabilities by the
EAGLE GROWTH & INCOME FUND

880 Carillon Parkway
St. Petersburg, FL 33716
(800) 421-4184

This Combined Prospectus and Information Statement (“Information Statement”) contains information you should know about the Agreement and Plan of Reorganization and Termination (“Plan”) relating to the reorganization of the Eagle Large Cap Core Fund (“Large Cap Core”) into the Eagle Growth & Income Fund (“Growth & Income”) (the “Reorganization”).  Each of Large Cap Core and Growth & Income is referred to as a “Fund” and collectively, the “Funds.”

Large Cap Core is a series of Eagle Series Trust (“Series Trust”).  Series Trust and Growth & Income are Massachusetts business trusts and are registered, open-end management investment companies.  The investment objective of Large Cap Core is to seek long-term growth through capital appreciation, and the investment objective of Growth & Income is to seek long-term capital appreciation and, secondarily, to seek current income.  You should carefully read this Information Statement, which contains important information you should know, and keep it for future reference.

Upon completion of the Reorganization you will become a shareholder of Growth & Income.  You will receive shares of the corresponding class of Growth & Income with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the class of Large Cap Core shares that you hold as of the close of business on the day of the closing of the Reorganization, which is expected to be January 20, 2012 (“Closing Date”). When the Reorganization is completed, Large Cap Core will be dissolved.

This Information Statement sets forth important information that you should know regarding the Reorganization.  You should read and retain this Information Statement for future reference.  The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Information Statement:

1.
The combined prospectus for Series Trust, which includes Large Cap Core (File Nos. 811-07470 and 033-57986), and Growth & Income (File Nos. 811-04767 and 033-07559) dated March 1, 2011 (as supplemented April 26, 2011 and June 30, 2011).  You should review this prospectus.

2.	The combined Statement of Additional Information for the Funds dated March 1, 2011 (as supplemented April 26, 2011, May 19, 2011 and June 30, 2011).

3.
The financial statements included in the Annual Report to shareholders of the Funds for the fiscal year ended October 31, 2010, and the unaudited financial statements and Fund highlights included in the Semi-Annual Report to shareholders of the Funds for the six-month period ended April 30, 2011.

Large Cap Core previously sent its Annual Report and Semi-Annual Report to its shareholders.  For a free copy of these reports or any of the documents listed above, you may call 1.800.421.4184, send an email to EagleFundServices@eagleasset.com, or write to Large Cap Core at:

Eagle Large Cap Core Fund
c/o/ Eagle Family of Funds
P.O. Box 33022
St. Petersburg, FL 33733

You also may obtain many of these documents by accessing the Internet site for the Funds at  eagleasset.com.  Text-only versions of all the Funds’ documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet site at www.sec.gov.  You can review and copy information regarding the Funds by visiting the SEC’s Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549.  You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above.  Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

The SEC has not approved or disapproved these securities or determined if this Information Statement is truthful or complete.  Any representation to the contrary is a criminal offense.

We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent.

Shares of each Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal.

No person has been authorized to give any information or to make any representation other than those in this Information Statement, and, if given or made, such other information or representation must not be relied upon as having been authorized by either Fund or Series Trust.

TABLE OF CONTENTS

ABOUT THE REORGANIZATION	6
Summary	6
Considerations Regarding the Reorganization	7
Comparison of Investment Objectives, Strategies and Policies	8
Comparison of Investment Restrictions and Limitations	10
Comparison of Principal Risks	12
Comparison of Fees and Expenses	15
Example of Fund Expenses	17
Comparative Performance Information	17
Capitalization	20
Information Regarding the Reorganization	21
Agreement and Plan of Reorganization and Termination	21
Reasons for the Reorganization	21
Description of the Securities to be issued	23
Federal Income Tax Considerations	23

ADDITIONAL INFORMATION REGARDING GROWTH & INCOME	24
Investment Adviser	24
Valuation of Shares	25
Market Timing Policy	25
Disclosure of Portfolio Holdings	26

OTHER INFORMATION	26
Legal Matters	26
Additional Information	26

FINANCIAL HIGHLIGHTS	27
APPENDIX A – AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION	A-1
APPENDIX B – FINANCIAL HIGLIGHTS	B-1

ABOUT THE REORGANIZATION

Summary

The following is a summary of certain information relating to the Reorganization and is qualified in its entirety by reference to the more complete information contained elsewhere in the Information Statement.  Due primarily to concerns over asset levels and marketability, Eagle Asset Management, Inc., the investment manager of Large Cap Core (“Eagle”), recommended to Series Trust’s Board of Trustees (“Board”) to reorganize Large Cap Core into Growth & Income.

After careful consideration of a number of factors, the Board has voted to reorganize Large Cap Core into Growth & Income, which would acquire all of the assets of Large Cap Core in exchange solely for the assumption of all the liabilities of Large Cap Core and the issuance of shares of Growth & Income to be distributed pro rata by Large Cap Core to its shareholders in complete liquidation and termination of Large Cap Core.  As a result of the Reorganization, each shareholder of Large Cap Core would become the owner of Growth & Income’s shares having a total aggregate value equal to the total aggregate value of his or her holdings in Large Cap Core on the Closing Date.

Large Cap Core and Growth & Income both offer Class A, Class C, Class I, Class R-3 and Class R-5 shares.  Each class of shares of Large Cap Core has the same purchase, exchange and redemption procedures as the corresponding class of shares of Growth & Income.  Each Large Cap Core shareholder would receive shares of the same class of Growth & Income having the same aggregate value as such shareholder currently owns.

You will not incur any sales loads or similar transaction charges as a result of the Reorganization.  Further, for purposes of calculating any holding period used to determine a contingent deferred sales charge, your original purchase will apply.

The Board, including the Trustees who are not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of Series Trust or Growth & Income (“Independent Trustees”), has concluded that the Reorganization would be in the best interests of Large Cap Core and its existing shareholders and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization.  Among other things, the Reorganization would give Large Cap Core’s shareholders the opportunity to participate in a larger fund with a substantially similar investment objective (although with differing investment policies and strategies).  In addition, shareholders of Large Cap Core are expected to experience a reduction in the overall operating expenses paid in connection with their investment in Growth & Income.  See “Reasons for the Proposed Reorganization” below for further information.

As a condition to the Reorganization, Large Cap Core will receive an opinion of counsel that the Reorganization will be considered a tax-free reorganization under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), so that neither Large Cap Core nor Growth & Income or their shareholders will recognize any gain or loss as a result of the Reorganization.  See “Federal Income Tax Considerations” below for further information.  However, sales of any of Large Cap Core’s assets could result in its realization of net gains that would have to be distributed before the Reorganization and, thus, taxed to its shareholders.  Large Cap Core has capital loss carryovers that it does not expect to be able to fully use before the Reorganization, and Growth & Income’s utilization of Large Cap Core’s remaining capital loss carryovers after the Reorganization will be subject to certain limitations under the Code.

Considerations Regarding the Reorganization

Please note the following information regarding the Reorganization:

●
Growth & Income pursues a substantially similar investment objective as Large Cap Core, although via different investment policies and strategies.  The investment objective of Large Cap Core is to seek long-term growth through capital appreciation, and the investment objective of Growth & Income is to seek long-term capital appreciation and, secondarily, to seek current income.  Each Fund invests primarily in common stocks of U.S. companies.  Among other differences, however, Growth & Income invests in securities that its portfolio managers believe are undervalued and demonstrate the potential for intermediate- and long-term growth, while Large Cap Core invests in securities that its portfolio managers believe are high-quality, financially strong companies that pay above–market dividends, have cash resources and a history of raising dividends.  Nevertheless, Eagle, each Fund’s investment adviser, has reviewed their current portfolio holdings and determined that Large Cap Core’s holdings generally are compatible with Growth & Income’s investment objective and policies.  As a result, Eagle believes that all or substantially all of Large Cap Core’s assets could be transferred to and held by Growth & Income.  See “Comparison of Investment Objectives, Strategies and Policies” below for further information.

●	Eagle is the investment adviser of each Fund.

●
Growth & Income has outperformed its benchmark index, the S&P 500 Index, for the five- and ten-year time periods, while Large Cap Core has underperformed its benchmark index, also the S&P 500 Index, for all time periods.

●
The Reorganization is expected to result in lower overall fees and expenses for  shareholders of Large Cap Core, even though Growth & Income has identical contractual expense caps as Large Cap Core.  Similar to its agreement with Large Cap Core, Eagle contractually has agreed to limit Growth & Income’s total annual operating expenses through February 29, 2012.  In addition, Eagle will benefit to the extent that it will no longer continue to waive and/or reimburse the operating expenses for Large Cap Core.

●
For each class of shares other than Class R-5, Growth & Income’s total annual operating expense ratio is lower than that of the corresponding class of shares of Large Cap Core.  In this regard, the total annual operating expense for both Funds is higher than the expense cap for the Funds, which results in identical net operating expenses for Class R-5 shares of both Funds.

●	The interests of the Funds’ shareholders would not be diluted by the Reorganization, because the Reorganization would be effected on the basis of each Fund’s NAV.

●
Eagle has agreed to pay all costs associated with the Reorganization (other than brokerage or similar expenses incurred by or for the benefit of Large Cap Core in connection with the Reorganization).  Large Cap Core will not bear any of the Reorganization costs (but will pay those expenses previously noted).

●
The Reorganization is expected to be a tax-free transaction.  However, to the extent that Large Cap Core has any assets that cannot be held by Growth & Income, those assets will be sold before the Reorganization.  The proceeds of those sales will be held in temporary investments or reinvested in assets that qualify to be held by Growth & Income.  The possible need for Large Cap Core to dispose of assets before the Reorganization could result in its selling securities at a disadvantageous time and realizing losses that otherwise would not have been realized.  Alternatively, these sales could result in Large Cap Core realizing gains that otherwise would not have been realized, the net proceeds of which would be included in a taxable distribution to its shareholders before the Reorganization.

Comparison of Investment Objectives, Strategies and Policies

Large Cap Core and Growth & Income have substantially similar investment objectives but pursue these objectives via varying investment policies and strategies.  The Funds’ investment objectives, strategies and policies are described below.

Eagle, the investment adviser of Large Cap Core, has reviewed Large Cap Core’s current portfolio holdings and determined that those holdings generally are compatible with Growth & Income’s investment objective and policies.  As a result, Eagle believes that all or substantially all of Large Cap Core’s assets could be transferred to and held by Growth & Income.  However, the portfolio manager of Growth & Income may determine to sell some or a substantial portion of the assets of Large Cap Core after the completion of the Reorganization, which may result in Growth & Income’s recognition of net gain that would be taxable to its shareholders, including former Large Cap Core shareholders, when distributed to them.

	Large Cap Core	Growth & Income
Investment Objective	Seeks long-term growth through capital apprecation.	Primarily seeks long-term capital appreciation and, secondarily, seeks current income.
Investment	During normal market conditions, Large	During normal market conditions, Growth

	Large Cap Core	Growth & Income
Strategies
Cap Core seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of large U.S. companies (i.e., typically having a market capitalization over $3 billion at the time of investment).  The Fund will invest in securities that the portfolio managers believe are undervalued relative to their earnings growth prospects and have the potential for growth over the intermediate- and long-term.  The Fund also may invest in preferred stocks and convertible securities that the portfolio managers believe may permit the Fund to achieve its investment objective.

& Income seeks to achieve its objective by investing primarily in domestic equity securities (predominantly common stocks) that the portfolio managers believe are high-quality, financially strong companies that pay above-market dividends, have cash resources (i.e., free cash flow) and a history of raising dividends.

In general, Large Cap Core’s portfolio managers seek to select securities that, at the time of purchase, typically have at least one of the following characteristics: (1) projected earnings growth rate at or above that of the Standard & Poor’s Composite Stock Index (“S&P 500 Index”), (2) above-average earnings quality and stability, or (3) a price-to-earnings ratio comparable to that of the S&P 500 Index.

Growth & Income’s portfolio managers select securities based in part upon their belief that those companies have the following characteristics: (1) yield or dividend growth at or above that of the S&P 500 Index, (2) potential for growth, and (3) stock price below its intrinsic value.

	Large Cap Core invests in the equities of large U.S. companies (as referenced above), preferred stocks and convertible securities.	Growth & Income invests primarily in domestic equity securities, including common stocks, convertible securities, preferred stocks and real estate investment trusts.
	Large Cap Core generally invests in the securities of domestic large-capitalization companies.	Growth & Income generally invests in the securities of mid- and large-capitalization companies.
	Large Cap Core normally holds a focused portfolio of stocks of fewer companies than many other diversified mutual funds.	Growth & Income normally holds a broader range of stocks than Large Cap Core.
	Large Cap Core’s portfolio manager uses a “bottom-up” method of analysis based on fundamental research to determine which common stocks to purchase.	Same.

	Large Cap Core	Growth & Income
Strategies
Large Cap Core generally sells securities when they no longer meet the portfolio management team’s investment criteria.
Growth & Income generally sells a security when its price appreciation reaches or exceeds sustainable levels, the issuer’s fundamentals deteriorate, or a more attractive investment opportunity develops.

As a temporary defensive measure because of market, economic or other conditions, Large Cap Core may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are inconsistent with its principal investment strategies. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.
Same.
Investment Manager	Eagle Asset Management, Inc.	Same.
Portfolio Managers
The large cap core team of Eagle has been responsible for the day-to-day management of Large Cap Core since its inception in 2010. The team is comprised of four Co-Portfolio Managers, each of whom is responsible for all aspects of the management of the Fund: Richard H. Skeppstrom II, E. Craig Dauer, CFA®, John G. Jordan, III, CFA®, and Robert Marshall. Mr. Skeppstrom leads the team and has been a Managing Director of Eagle since 2001. Messrs. Dauer and Jordan have been Co-Portfolio Managers on the large cap core team since 2001. Mr. Marshall has been a Co-Portfolio Manager on the large cap core team since 2002.

Edmund Cowart, David Blount and John Pandtle are Co-Portfolio Managers of Growth & Income and responsible for the day-to-day management of the Fund.  They have been managing the Fund since June 2011.  Mr. Cowart joined Eagle in 1993 and has been a Senior Vice President, Managing Director and portfolio manager at Eagle since 1999.  Mr. Blount joined Eagle in 1993, was a Senior Research Analyst at Eagle from 1999 through 2008 and has been a Portfolio Manager at Eagle since 2008.  Mr. Pandtle worked at Eagle from 1999-2002, was a Senior Vice President in the equity research department of Raymond James & Associates, Inc. from 2002 through 2008 and has been a portfolio manager at Eagle since 2009.

Comparison of Investment Restrictions and Limitations

As described in the table below, the investment restrictions and limitations for each Fund are identical.  The fundamental investment policies of each Fund may not be changed without a vote of the majority of the outstanding securities of the Fund.  Each investment restriction and limitation for Large Cap Core and Growth & Income may be found in their combined Statement of Additional Information (“SAI”).

Investment Restriction	Large Cap Core	Growth & Income
Fundamental Investment Policies
Diversification
Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, Large Cap Core may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
Same.
Industry Concentration	Large Cap Core may not invest more than 25% in any one industry.	Same.
Borrowing Money	Large Cap Core may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
Issuing Senior Securities	Large Cap Core may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
Underwriting
Large Cap Core may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities or in connection with investments in other investment companies.
Same.

Investment Restriction	Large Cap Core	Growth & Income
Investing in Real Estate
Large Cap Core may not purchase or sell real estate, except that, to the extent permitted by applicable law, it may (1) invest in securities or other instruments directly or indirectly secured by real estate and (2) invest in securities or other instruments issued by issuers that invest in real estate.
Same.
Loans	Large Cap Core may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
Non-Fundamental Investment Policies
Investing in Illiquid Securities
Large Cap Core may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale.
Same. The 15% limitation also includes privately placed securities.
Investing in Investment Companies	Large Cap Core may invest in securities issued by other investment companies as permitted by the 1940 Act.	Same.
Option Writing	No limitation.	Same.
Pledging	No limitation.	Same.

Comparison of Principal Risks

The principal risks of investing in Growth & Income and Large Cap Core are discussed below.  The Funds’ risks vary between them.  The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money.  Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Funds.  Additionally, while the portfolio managers of each Fund seek to take advantage of investment opportunities that will maximize the Fund’s investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund.  There is no assurance that the portfolio managers’ investment strategy will enable a Fund to achieve its investment objective.  Each Fund may be subject to different principal risks.  Some of the principal risks of investing in the Funds are discussed below.  However, other factors may also affect each Fund’s NAV.

Risk	Large Cap Core	Growth & Income
Covered call options		X
Credit		X
Focused holdings	X
Government sponsored enterprise		X
Growth stocks	X	X
High yield securities		X
Interest rates		X
Market timing activities		X
Mid cap companies		X
Sectors	X
Stock Market	X	X
Value Stocks	X	X

The Funds are both subject to the following primary risks:

Growth stocks | Growth companies are expected to increase their earnings at a certain rate.  When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase.  Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Stock market | The value of a Fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline.  These fluctuations could be a sustained trend or a drastic movement.  The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices.  The value of your investment may reflect these fluctuations.

Value stocks | Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market.  This may result in the value stocks’ prices remaining undervalued for extended periods of time.  A Fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

Growth & Income is subject to the following primary risks that are not primary risks of Large Cap Core:

Covered Call Options | Because Growth & Income may write covered call options, it may be exposed to risk stemming from changes in the value of the stock that the option is written on.  While call option premiums may generate incremental portfolio income, they also can limit gains from market movements.

Credit | Growth & Income could lose money if the issuer of a fixed-income security is unable to meet its financial obligations or goes bankrupt.  Credit risk usually applies to most fixed-income securities, but generally is not a factor for U.S. government obligations.

Government sponsored enterprises | Investments in government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government.  These obligations vary in the level of support they receive from the U.S. Government.  They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (3) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the Student Loan Marketing Association; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau.  The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, Growth & Income might not be able to recover its investment from the U.S. Government.

High-yield securities | Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds.  Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties.  Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations.  Issuers of lower-rated securities also have a greater risk of default or bankruptcy.  Additionally, due to the greater number of considerations involved in the selection of Growth & Income’s securities, the achievement of its objective depends more on the skills of the portfolio managers than investing only in higher-rated securities.  Therefore, your investment may experience greater volatility in price and yield.  High-yield securities may be less liquid than higher quality investments.  A security whose credit rating has been lowered may be particularly difficult to sell.

Interest rates | Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk.  The value of Growth & Income’s fixed income investments typically will fall when interest rates rise.  Growth & Income is particularly sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity.  Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.  Yields of debt securities will fluctuate over time.

Market timing activities | Because of specific securities that Growth & Income may invest in, it could be subject to the risk of market timing activities by Fund shareholders.  Some examples of these types of securities are high-yield, small-cap and foreign securities.  Typically, foreign securities offer the most opportunity for these market timing activities.  Growth & Income generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to Growth & Income’s calculation of its NAV per share. These prices may be affected by events that occur after the close of a foreign market but before Growth & Income prices its shares.  In such instances, Growth & Income may fair value foreign securities.  However, some investors may engage in frequent short-term trading in Growth & Income to take advantage of any price differentials that may be reflected in the NAV of its shares.  There is no assurance that fair valuation of securities can reduce or eliminate market timing.  While Eagle and the transfer agent of Growth & Income monitor trading in the Fund, there is no guarantee that they can detect all market timing activities.

Mid-cap companies | Investments in mid-capitalization companies generally involve greater risks than investing in large-capitalization companies.  Mid-capitalization companies often have narrower commercial markets and more limited managerial and financial resources than larger, more established companies.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of Growth & Income’s portfolio.  Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large-capitalization companies.

Large Cap Core is subject to the following primary risks that are not primary risks of Growth & Income:

Focused holdings | Large Cap Core normally holds a core portfolio of stocks of fewer companies than other more diversified funds, which means that the increase or decrease in the value of a single stock may have a greater impact on Large Cap Core’s NAV and total return.

Sectors | Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent Large Cap Core has substantial holdings within a particular sector, the risks associated with that sector increase.

Comparison of Fees and Expenses

The following tables show the fees and expenses of each class of shares of Large Cap Core and Growth & Income and the pro forma fees and expenses of each class of shares of Growth & Income after giving effect to the proposed Reorganization.  Expenses for each Fund are based on the operating expenses incurred by each class of their shares for the twelve-month period ended April 30, 2011.  The pro forma of each class of shares of Growth & Income assumes that the Reorganization had been in effect for the same period.

Shareholder Fees (fees paid directly from your investment)

	Large Cap Core			Growth & Income			Pro Forma Fund
	Class A	Class C	Class I, R-3 and R-5	Class A	Class C	Class I, R-3 and R-5	Class A	Class C	Class I, R-3 and R-5
Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%	None	None	4.75%	None	None	4.75%	None	None
Maximum deferred sales charge (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1%▲		None*	1%▲		None*	1%▲
Redemption fee (as a percentage of amount redeemed, if applicable)	0%	0%	0%	0%	0%	0%	0%	0%	0%
* If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were subject to a front-end sales charge and sell those shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.

▲  Declining to 0% at the first year.

Annual fund operating expenses (expenses deducted from fund assets)	Class A	Class C	Class I	Class R-3	Class R-5
Investment Advisory Fees
Large Cap Core	0.60%	0.60%	0.60%	0.60%	0.60%

Growth & Income	0.51%	0.51%	0.51%	0.51%	0.51%
Pro Forma Fund	0.49%	0.49%	0.49%	0.49%	0.49%
Distribution and Service (12b-1) Fees(a)
Large Cap Core	0.25%	1.00%	0.00%	0.50%	0.00%
Growth & Income	0.25%	1.00%	0.00%	0.50%	0.00%
Pro Forma Fund	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses
Large Cap Core	0.53%	0.53%	0.48%	0.51%	0.48%
Growth & Income	0.41%	0.41%	0.36%	0.41%	0.38%
Pro Forma Fund	0.41%	0.41%	0.37%	0.41%	0.39%
Acquired Fund Fees and Expenses (b)
Large Cap Core	0.01%	0.01%	0.01%	0.01%	0.01%
Growth & Income	0.03%	0.03%	0.03%	0.03%	0.03%
Pro Forma Fund	0.03%	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses (c)
Large Cap Core	1.39%	2.14%	1.09%	1.62%	1.09%
Growth & Income	1.20%	1.95%	0.90%	1.45%	0.92%
Pro Forma Fund	1.18%	1.93%	0.89%	1.43%	0.91%
Fee Waivers and Expense Reimbursements
Large Cap Core	0.00%	0.02%	(0.13)%	0.04%	(0.13%)
Growth & Income	0.00%	0.00%	0.02%	0.00%	0.06%
Pro Forma Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Net Expenses
Large Cap Core	1.39%	2.16%	0.96%	1.66%	0.96%
Growth & Income	1.20%	1.95%	0.92%	1.45%	0.98%
Pro Forma Fund	1.18%	1.93%	0.89%	1.43%	0.91%
(a)
Each Fund has adopted a distribution plan for each share class under Rule 12b-1 under the 1940 Act that allows it to pay distribution and service fees for the sale of its A shares, C shares and R-3 shares and for services provided to shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  Under the Funds’ distribution plans, Large Cap Core  is authorized to pay a maximum distribution and service fee of up to 0.35% of average daily assets on Class A shares and Growth & Income is authorized to pay a maximum distribution and service fee of up to 0.50% of average daily assets on Class A shares. Each Fund’s Board of Trustees has approved a current fee of 0.25% on Class A shares.  Also, each Fund is authorized under its distribution plan to pay a maximum distribution and service fee of up to 0.50% of average daily net assets on Class R-3 shares. Class C shares of each Fund are subject to ongoing Rule 12b-1 fees of up to 1.00% of their average daily net assets.

(b)	Acquired fund fees and expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.
(c)
As the Funds’ asset levels change, the Funds’ fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. Eagle has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the Funds to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 29, 2012 as follows: Class A – 1.40%, Class C – 2.20%, Class I – 0.95%, Class R-3 – 1.65%, and

Class R-5 – 0.95%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the Funds’ custodian. Each Fund’s Board of Trustees may agree to change fee limitations or reimbursements without the approval of Fund shareholders. Any reimbursement of Fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the Funds within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the Fund reimbursement.

Example of Fund Expenses

This example can help you compare costs between Large Cap Core and Growth & Income and the pro forma costs for Growth & Income after giving effect to the Reorganization.  The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Funds’ expenses were those in the table above.  Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	Large Cap Core				Growth & Income				Pro Forma Fund
	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$610	$894	$1,199	$2,064	$591	$838	$1,103	$1,860	$590	$832	$1,093	$1,839
Class C	$219	$672	$1,151	$2,474	$198	$612	$1,052	$2,275	$196	$606	$1,042	$2,254
Class I	$98	$334	$588	$1,317	$94	$289	$500	$1,110	$91	$284	$493	$1,096
Class R-3	$169	$515	$885	$1,925	$148	$459	$792	$1,735	$146	$452	$782	$1,713
Class R-5	$98	$334	$588	$1,317	$100	$299	$515	$1,137	$93	$290	$504	$1,120

Comparative Performance Information

The bar charts below give some indication of the risks of an investment in Large Cap Core and Growth & Income by showing yearly changes in each Fund’s performance and by comparing each Fund’s performance with a broad measure of market performance.  Both the bar chart and the table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown.  Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class A).  The following bar charts illustrate the annual total returns for each Fund’s Class A shares for the calendar years shown.  The inception date for Large Cap Core is May 2, 2005 and for Growth & Income is December 15, 1986.  The returns for other share classes of the Fund may be higher or lower than the Class A returns shown in the bar chart depending on whether or not those other classes have higher total expenses.

Large Cap Core

For the ten-year period through December 31, 2010, Large Cap Core’s Class A shares’ highest quarterly return was 20.74% for the quarter ended June 30, 2009 and the lowest quarterly return was -24.28% for the quarter ended December 31, 2008.  For the period from January 1, 2011 through September 30, 2011, Large Cap Core’s Class A shares’ total return (not annualized) was [__]%.  These returns do not reflect sales charges.  If the sales charges were reflected, the returns would be lower than those shown.

Growth & Income

For the ten-year period through December 31, 2010, Growth & Income’s Class A shares’ highest quarterly return was 23.28% for the quarter ended June 30, 2009 and the lowest quarterly return was -14.03% for the quarter ended December 31, 2008.  For the period from January 1, 2011 through September 30, 2011, Growth & Income’s Class A shares’ total return (not annualized) was [__]%.  These returns do not reflect sales charges.  If the sales charges were reflected, the returns would be lower than those shown.

Average Annual Total Returns for the period ended December 31, 2010. The tables below show how the average annual total returns (adjusted to reflect applicable sales charges) for each class of shares of Large Cap Core and Growth & Income (before and after taxes) for the periods shown compare to those of a broad-based index.  The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of Fund shares.

Large Cap Core*
Share Class	1-Year	5-Years	Lifetime
Class A Shares (Inception Date 5/2/05)
Return Before Taxes	5.54%	-0.15%	0.29%
Return After Taxes on Distributions	5.51%	-0.58%	-0.09%
Return After Taxes on Distributions and Sale of Fund Shares	3.64%	-0.29%	0.10%
Class C Shares (Inception Date 5/2/05)
Return Before Taxes	9.98%	0.01%	0.34%
Class I Shares (Inception Date 3/3/06)
Return Before Taxes	11.33%	n/a	0.52%
Class R-3 Shares (Inception date 12/28/09)
Return Before Taxes	10.54%	n/a	9.51%

Large Cap Core*
Class R-5 Shares (Inception date 4/2/07)
Return Before Taxes	11.32%	n/a	-1.91%
Index
S&P 500 Index** (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	3.55%

*    Large Cap Core’s returns in this table are after deduction of sales charges and expenses.
** The S&P 500 Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges.  That means that actual returns would be lower if they included the effect of sales charges.

Growth & Income*
Share Class	1-Year	5-Years	10-Years	Lifetime
Class A Shares (Inception Date 5/7/93)
Return Before Taxes	7.84%	4.83%	4.05%	n/a
Return After Taxes on Distributions	7.56%	3.47%	2.72%	n/a
Return After Taxes on Distributions and Sale of Fund Shares	5.43%	3.58%	2.88%	n/a
Class C Shares (Inception Date 4/3/95)
Return Before Taxes	12.45%	5.06%	3.77%	n/a
Class I Shares (Inception Date 6/27/06)
Return Before Taxes	13.67%	n/a	n/a	33.37%
Class R-3 Shares (Inception date 9/19/06)
Return Before Taxes	12.99%	n/a	n/a	12.61%
Class R-5 Shares (Inception date 10/2/06)
Return Before Taxes	13.74%	n/a	n/a	12.97%
Index
S&P 500 Index** (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%	32.08%
*    Growth & Income’s returns in this table are after deduction of sales charges and expenses.

** The S&P 500 Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges.  That means that actual returns would be lower if they included the effect of sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Capitalization

The following table sets forth the capitalization of Large Cap Core and Growth & Income as of June 30, 2011 and of Growth & Income on a pro forma combined basis as of that date, giving effect to the Reorganization.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Large Cap Core – Class A	$11,198,747	$14.70	761,584
Growth & Income – Class A	$147,958,307	$13.84	10,691,060
Pro Forma Fund – Class A	$159,157,054	$13.84	11,500,218

Large Cap Core – Class C	$9,466,128	$14.42	656,488
Growth & Income – Class C	$80,213,298	$13.41	5,980,414
Pro Forma Fund – Class C	$89,679,426	$13.41	6,686,315

Large Cap Core – Class I	$5,910,118	$14.65	403,514
Growth & Income – Class I	$25,149,149	$13.83	1,818,267
Pro Forma Fund – Class I	$31,059,267	$13.83	2,245,607

Large Cap Core – Class R3	$2,873	$14.67	196
Growth & Income – Class R3	$846,413	$13.81	61,295
Pro Forma Fund – Class R3	$846,286	$13.81	61,503

Large Cap Core – Class R5	$26,428	$15.02	1,759
Growth & Income – Class R5	$2,930	$13.83	212
Pro Forma Fund – Class R5	$29,358	$13.83	2,123

Information Regarding the Reorganization

Agreement and Plan of Reorganization and Termination

The terms and conditions under which the Reorganization will be consummated are set forth in the Plan, a copy of the form of which is attached as Appendix A to this Information Statement.  Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan itself.

The Plan provides for the Reorganization to occur on or about January 20, 2012.  The Plan provides that all of the assets of Large Cap Core will be transferred to Growth & Income at the close of business (or other time agreed time) on the Closing Date of the Reorganization (the “Effective Time”).  In exchange for the transfer of those assets, Growth & Income will simultaneously (a) issue to Large Cap Core a number of full and fractional Growth & Income shares equal in value to the aggregate NAV of Large Cap Core at the Effective Time and (b) assume all of the liabilities of Large Cap Core.

Following that exchange, Large Cap Core will distribute all of those shares of Growth & Income pro rata to its shareholders of record in complete liquidation of Large Cap Core.  Shareholders of Large Cap Core owning shares at the Effective Time will receive a number of shares of Growth & Income with the same aggregate value as the shareholder had in Large Cap Core immediately before the Reorganization.  Such distribution will be accomplished by the establishment of accounts in the names of each Large Cap Core’s shareholder on the share records of Growth & Income’s transfer agent.  Each such account (and each existing account for a Growth & Income shareholder who is a Large Cap Core shareholder) will be credited with the respective pro rata number of full and fractional shares of Growth & Income, by class, due to the shareholders of Large Cap Core.  Large Cap Core will then be terminated.

The Plan may be terminated, and the Reorganization may be abandoned, at any time prior to consummation of the Reorganization, whether before or after approval by Large Cap Core’s shareholders, by mutual agreement of Series Trust, on behalf of Large Cap Core, and Growth & Income and under certain other circumstances.  The completion of the Reorganization also is subject to various conditions, including approval of the proposal by Large Cap Core’s shareholders, completion of all filings with, and receipt of all necessary approvals from, the SEC, delivery of a legal opinion regarding the federal tax consequences of the Reorganization and other customary corporate and securities matters.  Subject to the satisfaction of those conditions, the Reorganization will take place at the Effective Time.

No sales charges will be imposed in connection with the receipt of Growth & Income shares by shareholders of Large Cap Core.  Each Large Cap Core shareholder will receive shares of the same class of Growth & Income as he or she currently owns of Large Cap Core.

To the extent described in the Plan, expenses solely and directly related to the Reorganization (as determined in accordance with guidelines set by the Internal Revenue Service), other than brokerage or similar expenses incurred by or for the benefit of Large Cap Core in connection with the Reorganization, will be paid by Eagle, the investment manager of each Fund.

Reasons for the Reorganization

The Board met on August 16, 2011 to consider information in connection with the Reorganization.  In determining whether to approve the Reorganization and Plan, the Board, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into and considered a number of matters, including:  (1) the terms and conditions of the Reorganization; (2) the compatibility of the investment programs of Large Cap Core and Growth & Income; (3) the expense ratios of each Fund on a comparative basis and projected pro forma estimated expense ratios, as well as the sales load of each Fund’s share classes; (4) the relative historical performance record of the Funds; (5) the historical asset levels of Large Cap Core and its prospects for future growth; (6) the continuity of advisory and portfolio management, distribution and shareholder services provided by the Reorganization; (7) that Eagle would bear the costs of the Reorganization (other than brokerage or similar expenses incurred by or for the benefit of Large Cap Core in connection with the Reorganization); (8) the benefits to Eagle as a result of the Reorganization; and (9) the non-recognition of any gain or loss for federal income tax purposes to Large Cap Core or its shareholders as a result of the Reorganization.  The Board did not assign specific weights to any or all of these factors, but it did consider all of them in determining, in its business judgment, to approve the Reorganization and Plan.

At the meetings, representatives of Eagle discussed the rationale for the Reorganization.  Eagle’s representatives explained that Large Cap Core has a small and declining asset base and that its investment performance has trailed its peers, making it difficult to attract new assets to Large Cap Core.  In addition, Eagle has waived and/or reimbursed a substantial amount of Large Cap Core’s operating expenses and expects that, due to current and declining asset levels, it would be required to do so for Large Cap Core for the foreseeable future.  If Eagle discontinued these waivers and/or reimbursements, the costs to Large Cap Core shareholders would increase substantially.  As a result, Eagle’s representatives recommended reorganizing Large Cap Core into Growth & Income.  Eagle’s representatives explained that merging the Funds would benefit Large Cap Core’s shareholders by moving them into a Fund that has a larger and stable asset base and that is more marketable with potential for long-term growth.  Eagle’s representatives also noted that Large Cap Core and Growth & Income have substantially similar investment objectives although employ differing investment strategies to meet those objectives.

Eagle’s representatives also noted that the Reorganization is expected to result in lower overall fees and expenses for shareholders of Large Cap Core, even though Large Cap Core has similar contractual advisory fees as Growth & Income.  In addition, Eagle has contractually agreed to cap Growth & Income’s total operating expenses through February 29, 2012.  Eagle’s representatives acknowledged that the Reorganization would benefit Eagle to the extent that Eagle would no longer continue to waive and/or reimburse the operating expenses for Large Cap Core and would lower the amounts to be waived and/or reimbursed for Growth & Income.

Eagle’s representatives also noted that merging the Funds is expected to result in economies of scale as fixed expenses would be dispersed over a larger asset and shareholder base, thereby allowing the shareholders of both Funds to realize a reduction in expenses when the Reorganization is effected.

Eagle’s representatives discussed the historical performance records of the Funds.  They noted that Large Cap Core has continually underperformed its peers and benchmark index, while Growth & Income has consistently outperformed its peers and benchmark index.

Eagle’s representatives explained that alternatives to the Reorganization were considered, including liquidating and terminating Large Cap Core, but that it was determined that the more beneficial course of action for shareholders would be to merge the Funds due to the tax-free nature of the Reorganization.

Eagle’s representatives then reviewed with the Board the terms and conditions of the Plan, noting that the Reorganization was expected to be tax-free to Large Cap Core and its shareholders.  Eagle’s representatives noted that the interests of the shareholders would not be diluted by the Reorganization because it would be effected on the basis of the Fund’s NAV.  Eagle’s representatives further noted that the Plan provides that Eagle will pay all costs associated with the Reorganization (other than brokerage or similar expenses incurred by or for the benefit of Large Cap Core in connection with the Reorganization) and that, accordingly, Large Cap Core would not bear any of those costs (but would pay those expenses).  They then recommended that the Board approve the Reorganization.

In reaching the decision to approve the Reorganization and Plan, the Board, including the Independent Trustees, concluded that the participation of Large Cap Core in the Reorganization would be in the best interests of Large Cap Core and that the interests of the shareholders of Large Cap Core would not be diluted as a result of the Reorganization.  The Board’s conclusion was based on a number of factors, including those discussed above under the section of this Information Statement entitled “Considerations Regarding the Reorganization.”

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, voted unanimously to approve the Reorganization and Plan.

Description of the Securities to be issued

The shareholders of Large Cap Core will receive Class A, Class C, Class I, Class R-3 or Class R-5 shares of Growth & Income in accordance with the procedures provided for in the Plan.  All such shares will be fully paid and non-assessable by Growth & Income when issued and will have no preemptive or conversion rights.

Growth & Income is registered with the SEC as an open-end management investment company, and its Trustees are authorized to issue an unlimited number of shares of beneficial interest.  Shares of Growth & Income represent equal proportionate interests in its assets and have identical voting, dividend, redemption, liquidation, and other rights.

The Board of Trustees of Growth & Income does not intend to hold annual meetings of shareholders of Growth & Income.  It will call special meetings of the shareholders of the Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund entitled to vote.

Under Massachusetts law, the shareholders of Growth & Income will not be personally liable for its obligations; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation.  To guard against the risk that Massachusetts law might not be applied in other states, Growth & Income’s Amended and Restated Declaration of Trust requires that every written obligation of the Fund contain a statement that such obligation may be enforced only against its assets and provides for indemnification out of Fund property of any shareholder nevertheless held personally liable for Fund obligations.

Federal Income Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) (1) (C) of the Code.

As a condition to consummation of the Reorganization, each of Growth & Income and Series Trust will receive an opinion of K&L Gates LLP, their counsel (“Opinion”), substantially to the effect that, based on the facts and assumptions stated therein and conditioned on certain representations of each of them being true and complete at the Effective Time and the Reorganization’s being completed in accordance with the Plan (without the waiver or modification of any terms or conditions of the Plan and without taking into account any amendment thereof that such counsel has not approved), for federal income tax purposes:

(1)
Growth & Income’s acquisition of the assets of Large Cap Core in exchange solely for shares of Growth & Income and Growth & Income’s assumption of the liabilities of Large Cap Core, followed by Large Cap Core’s distribution of those shares pro rata to its shareholders actually or constructively in exchange for their Large Cap Core Shares and in complete liquidation of Large Cap Core, will qualify as a “reorganization” (as defined in section 368(a)(1)(C) of the Code), and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(2)
Large Cap Core will recognize no gain or loss on the transfer of its assets to Growth & Income in exchange solely for shares of Growth & Income and Growth & Income’s assumption of the liabilities of Large Cap Core or on the subsequent distribution of those shares to the Large Cap Core shareholders in exchange for their shares of Large Cap Core;

(3)	Growth & Income will recognize no gain or loss on its receipt of the assets of Large Cap Core in exchange solely for shares of Growth & Income and its assumption of the liabilities of Large Cap Core;

(4)
Growth & Income’s basis in each asset of Large Cap Core will be the same as Large Cap Core’s basis therein immediately before the Reorganization, and Growth & Income’s holding period for each such asset will include Large Cap Core’s holding period therefor (except where Growth & Income’s investment activities have the effect of reducing or eliminating an asset’s holding period);

(5)	A shareholder will recognize no gain or loss on the exchange of all its Large Cap Core shares solely for shares of Growth & Income pursuant to the Reorganization; and

(6)
A shareholder’s aggregate basis in the shares of Growth & Income it receives in the Reorganization will be the same as the aggregate basis in its shares of Large Cap Core it actually or constructively surrenders in exchange for those shares of Growth & Income, and its holding period for those shares of Growth & Income will include, in each instance, its holding period for those shares of Large Cap Core, provided the shareholder holds them as capital assets at the Effective Time.

Notwithstanding clauses (2) and (4), the Opinion may state that no opinion is expressed as to the effect of the Reorganization on either Fund or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Growth & Income’s utilization after the Reorganization of Large Cap Core’s pre-Reorganization capital losses to offset Growth & Income’s gains will be subject to limitation in future years.

On or before the Closing Date, Large Cap Core will distribute substantially all of its undistributed net investment income, net capital gain, net short-term capital gain and net gains from foreign currency transactions, if any, in order to continue to maintain its tax status as a regulated investment company.  That distribution will be taxable to Large Cap Core’s shareholders that receive it.

Shareholders of Large Cap Core should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  The foregoing description of the federal income tax consequences of the Reorganization does not take into account the particular circumstances of any shareholder.  Shareholders are therefore urged to consult their tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax consequences, if any, of the Reorganization.

ADDITIONAL INFORMATION REGARDING GROWTH & INCOME

Investment Adviser

Eagle serves as investment adviser and administrator for Growth & Income.  Eagle manages, supervises and conducts the business and administrative affairs of the Fund and other Eagle mutual funds with net assets totaling approximately $[ ] billion as of [ ], 2011.  Pursuant to an Investment Advisory Agreement, Growth & Income pays Eagle an advisory fee as described below.

The contractual advisory fee rate for Growth & Income is 0.60% of its average daily net assets up to $100 million, 0.45% for average daily net assets between $100 million and $500 million, and 0.40% for average daily net assets over $500 million.

With respect to Growth & Income, Eagle has contractually agreed to waive its investment advisory fees and, if necessary, reimburse Growth & Income to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets as follows: Class A – 1.40%, Class C – 2.20%, Class I – 0.95%, Class R-3 – 1.65% and Class R-5 – 0.95%. Further information regarding waivers and expenses is available in the Funds’ Prospectus.

Any waivers or reimbursements will have the effect of lowering the overall expense ratio for Growth & Income and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed.  A discussion regarding the basis for Growth & Income’s Board’s approval of the Investment Advisory Agreement is available in the Annual Report to Shareholders for the period ended October 31, 2010.

Valuation of Shares

Price of Shares. Growth & Income’s regular business days are the same as those of the New York Stock Exchange (“NYSE”), normally Monday through Friday. The NAV per share for each class of the Fund is determined each business day as of the close of regular trading on the NYSE (typically 4:00 p.m. Eastern time). The share price is calculated by dividing a class’s net assets by the number of its outstanding shares. Because the value of the Fund’s investment portfolio changes every business day, the NAV per share usually changes as well.

In calculating its NAV per share, Growth & Income typically prices its securities by using pricing services or market quotations. However, if (1) price quotations or valuations are not readily available, (2) readily available price quotations or valuations are not reflective of market value (prices deemed unreliable), or (3) a significant event has been recognized in relation to a security or class of securities, fair valuation may be applied to such security (or class of securities) in accordance with the Fund’s Valuation Procedures.

Growth & Income has retained a third party pricing service to assist in fair valuing any foreign securities held in its portfolio.  Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event -- thus alleviating arbitraging opportunities. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through the fair valuation techniques may differ from the prices quoted or published by other sources.

In addition, Growth & Income may invest in securities that are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares.  As a result, the NAV of its shares may change on days when shareholders will not be able to purchase or redeem its shares.

Timing of Orders.  All orders to purchase or sell shares are executed as of the next NAV per share calculated after the order has been received in “good order” by Growth & Income, the distributor or a participating dealer. Orders are accepted until the close of regular trading on the NYSE every business day -- typically 4:00 p.m. Eastern time -- and are executed the same day at that day’s NAV per share. To ensure this occurs, dealers are responsible for transmitting all orders to Eagle to comply with the deadline imposed by applicable regulations.

Market Timing Policy

Growth & Income has a market timing policy (which is identical to Large Cap Core’s).  “Market Timing” typically refers to the practice of frequent trading in the shares of a mutual fund in order to exploit inefficiencies in fund pricing.  Such transactions include trades that occur when Growth & Income’s NAV per share does not fully reflect the value of its holdings -- for example, when it owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. Market timing can be disruptive to the Fund’s efficient management and have a dilutive effect on the value of the investments of long-term Fund shareholders, increase the transaction and other costs of the Fund and increase taxes, all of which could reduce the return to Fund shareholders.

Growth & Income will not enter into agreements to accommodate frequent purchases or exchanges. Growth & Income and Eagle have adopted the following guidelines (which are identical to Series Trust’s), which have been approved by Growth & Income’s Board of Trustees:

●	Eagle reviews transaction activity, using established criteria, to identify transactions that may signal excessive trading.

●
Eagle may reject any purchase or exchange orders, in whole or in part, that in its opinion, appear excessive in frequency and/or amount or otherwise potentially disruptive to the Fund. Eagle may consider the trading history of accounts under common ownership or control in this determination.

●
All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from Eagle or through a financial intermediary. However, Eagle is limited in its ability to determine whether trades placed through financial intermediaries may signal excessive trading. Accordingly, Eagle may not be able to determine whether trading in combined orders or in omnibus accounts is contrary to the Fund’s policies. Eagle reserves the right to reject combined or omnibus orders in whole or in part.

●
Eagle seeks the cooperation of broker-dealers and other financial intermediaries by requesting information regarding the identity of specific investors and restricting the ability of particular investors to purchase Fund shares.

●	While Eagle applies the above policies, there is no guarantee that all market timing will be detected.

Disclosure of Portfolio Holdings

Growth & Income’s policies concerning the disclosure of portfolio holdings are identical to Large Cap Core’s.  Periodically, customers of the Fund may express interest in having current portfolio holdings disclosed to them more often than required by law. To satisfy this request, the Fund has adopted a policy on disclosing portfolio holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the Fund’s policy on disclosing portfolio holdings is included in the SAI.  Portfolio information can be found on our website, eagleasset.com.

OTHER INFORMATION

Legal Matters

The legal counsel to Series Trust and Growth & Income is K&L Gates LLP, located at 1601 K Street, N.W., Washington, DC 20006-1682.

Additional Information

The Prospectus and SAI of Large Cap Core dated March 1, 2011, as last supplemented on June 30, 2011, are on file with the SEC and are incorporated by reference into this Information Statement.  Reports and other information about Large Cap Core are available on the EDGAR Database at the SEC’s website, sec.gov.  You may also inspect and copy information (at prescribed rates) filed by Growth & Income at the SEC’s Public Reference Room in Washington, DC.

Current copies of the Prospectus and SAI for Large Cap Core are available without charge by writing to Eagle Family of Funds at P.O. Box 33022, St. Petersburg, Florida 33733, or by calling toll-free 800. 421.4184.  The Prospectus also is available on Eagle’s web site, eagleasset.com.

FINANCIAL HIGHLIGHTS

Growth & Income

For a table of the financial highlights of Growth & Income and Large Cap Core included in the Funds’ Semiannual Report for the period ended April 30, 2011 (unaudited), see “Financial Highlights” in Appendix B. This information is derived from and should be read in conjunction with the financial statements of Growth & Income and Large Cap Core and notes thereto, included in the Funds’ Annual Report for the period ended October 31, 2010, which are incorporated by reference into the SAI together with the report of the independent registered certified public accounting firm, PricewaterhouseCoopers LLP, thereon.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of October 14, 2011, among EAGLE SERIES TRUST, a Massachusetts business trust (“Trust”), on behalf of Eagle Large Cap Core Fund,  a segregated portfolio of assets (“series”) thereof (“Target”), EAGLE GROWTH & INCOME FUND, also a Massachusetts business trust (“Acquiring Fund”), and, solely for purposes of paragraph 7.2, EAGLE ASSET MANAGEMENT, INC. (“Advisor”).  (Each of Target and Acquiring Fund is sometimes referred to herein as a “Fund,” and each of Trust and Acquiring Fund is sometimes referred to herein as an “Investment Company.”)  All agreements, representations, actions, obligations, and covenants described herein made or to be taken or undertaken by Target are made and shall be taken or undertaken by Trust on its behalf.

The Investment Companies wish to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intend this Agreement to be, and adopt it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  The reorganization will consist of (1) the transfer of Target’s assets to Acquiring Fund in exchange solely for Acquiring Fund’s assumption of Target’s liabilities and the issuance to Target of shares of beneficial interest (“shares”) in Acquiring Fund, (2) the distribution of those shares pro rata to Target’s shareholders in exchange for their shares in Target and in liquidation thereof, and (3) Target’s termination, all on the terms and conditions set forth in this Agreement (collectively, “Reorganization.”)

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof by Trust, on Target’s behalf, and by Acquiring Fund, respectively, by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of Target and Acquiring Fund, respectively, and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target’s shares are divided into five classes, designated Class A shares, Class C shares, Class I shares, Class R-3 shares, and Class R-5 shares (“Class A Target Shares,” “Class C Target Shares,” “Class I Target Shares,” “Class R-3 Target Shares,” and “Class R-5 Target Shares,” respectively, and, collectively, “Target Shares”).  Acquiring Fund’s shares also are divided into five classes, also designated Class A shares, Class C shares, Class I shares, Class R-3 shares, and Class R-5 shares (“Class A Acquiring Fund Shares,” “Class C Acquiring Fund Shares,” “Class I Acquiring Fund Shares,” “Class R-3 Acquiring Fund Shares,” and “Class R-5 Acquiring Fund Shares,” respectively, and, collectively, “Acquiring Fund Shares”).  The Funds’ identically designated classes of shares are substantially similar to each other.

In consideration of the mutual promises contained herein, the parties agree as follows:

1.           PLAN OF REORGANIZATION AND TERMINATION

1.1.           Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund.  In exchange therefor, Acquiring Fund shall --

(a)  issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (1) Class A Acquiring Fund Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Class A Target Shares by the net asset value (“NAV”) of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2), (2) Class C Acquiring Fund Shares determined by dividing the Target Value attributable to the Class C Target Shares by the NAV of a Class C Acquiring Fund Share (as so computed), (3) Class I Acquiring Fund Shares determined by dividing the Target Value attributable to the Class I Target Shares by the NAV of a Class I Acquiring Fund Share (as so computed), (4) Class R-3 Acquiring Fund Shares determined by dividing the Target Value attributable to the Class R-3 Target Shares by the NAV of a Class R-3 Acquiring Fund Share (as so computed), and (5) Class R-5 Acquiring Fund Shares determined by dividing the Target Value attributable to the Class R-5 Target Shares by the NAV of a Class R-5 Acquiring Fund Share (as so computed); and

(b) assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2.           The Assets shall consist of all assets and property -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on Target’s books -- Target owns at the Valuation Time (as defined in paragraph 2.1).

1.3.           The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at that time, and whether or not specifically referred to in this Agreement, except for Target’s Reorganization Expenses (as defined in paragraph 4.3.9) that are borne by Advisor pursuant to paragraph 7.2.  Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (as defined in paragraph 3.1).

1.4.           If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time, then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of such income and gain -- and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as such terms are defined in section 4982(e)(1) and (2), respectively -- for all tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under sections 852 or 4982 for the current and any prior tax periods.

1.5.           At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each a “Shareholder”), in proportion to their Target Shares then held of record and in constructive exchange therefor, and will completely liquidate.  That distribution shall be accomplished by Acquiring Fund’s transfer agent’s opening accounts on Acquiring Fund’s share transfer books in the names of the Shareholders, except Shareholders in whose names accounts thereon already exist, and crediting each Shareholder’s newly opened or pre-existing account with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class A Target Shares shall be credited with the respective pro rata number of Class A Acquiring Shares due that Shareholder, the account for each Shareholder that holds Class C Target Shares shall be credited with the respective pro rata number of Class C Acquiring Fund Shares due that Shareholder, and so on).  The aggregate NAV of Acquiring Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares such Shareholder owned at the Effective Time.  All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s share transfer books.  Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.6.           As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, all actions required to terminate Target as a series of Trust shall be taken -- and in all events Target shall have been terminated as such within one year after the Effective Time -- and any further actions shall be taken in connection therewith as required by applicable law.

1.7.           Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.8.           Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target’s share transfer books of the Target Shares actually or constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2.           VALUATION

2.1.           For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock

 Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in Trust’s then-current prospectus and statement of additional information (“Pro/SAI”), less (b) the amount of the Liabilities at the Valuation Time.

2.2.           For purposes of paragraph 1.1(a), the NAV per share of each class of the Acquiring Fund Shares shall be computed at the Valuation Time, using the valuation procedures set forth in Acquiring Fund’s then-current Pro/SAI.

2.3.           All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by or under the direction of Advisor or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures described in paragraph 2.2.

3.           CLOSING AND EFFECTIVE TIME

3.1.           The Reorganization, together with related acts necessary to consummate it (“Closing”), shall occur at the Investment Companies’ principal office on or about [ ], 2012, or at another place and/or on another date as to which they may agree.  All acts taking place at the Closing shall be deemed to take place simultaneously at the close of business on the date thereof or at another time as to which the Investment Companies may agree (“Effective Time”).  If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange is disrupted, so that accurate appraisal of the Target Value and/or the NAV of an Acquiring Fund Share of any class is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first day on which that Exchange is open for regular trading after the day when such trading has been fully resumed and such reporting has been restored.

3.2.           Trust shall direct (a) its fund accounting and pricing agent to deliver at the Closing a certificate of an authorized officer (“Certificate”) verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund’s books immediately after the Closing, does or will conform to such information on Target’s books immediately before the Closing, and (b) the custodian of Target’s assets to deliver at the Closing a Certificate stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3.           Trust shall direct its transfer agent to deliver to Acquiring Fund at the Closing (a) a Certificate (1) stating that its records contain a list of the names and addresses of the Shareholders and the number of full and fractional (rounded to the third decimal place) outstanding Target Shares each Shareholder owns, all at the Effective Time, and (2) as to the opening of accounts on Acquiring Fund’s share transfer books in the names of the Shareholders, except Shareholders in whose names accounts thereon already exist, and (b) a confirmation, or other evidence satisfactory to Trust, that the Acquiring Fund Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on those books.

3.4.           Each Investment Company shall deliver to the other at the Closing (1) a Certificate in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and (2) bills of sale, checks, assignments, stock certificates, receipts, and/or other documents the other Investment Company reasonably requests.

4.           REPRESENTATIONS AND WARRANTIES

4.1.           Trust, on Target’s behalf, represents and warrants to Acquiring Fund as follows:

4.1.1.           Trust is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares (“Business Trust”), that is duly created, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts (“Massachusetts”); and its Amended and Restated Declaration of Trust (“Trust Declaration”) is on file with the Secretary of Massachusetts;

4.1.2.           Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

4.1.3.           Target is a duly established and designated series of Trust;

4.1.4.           At the Closing, Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

4.1.5.           Target’s current Pro/SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.6.           Target is not in violation of, and the Trust’s execution, delivery, and performance of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Trust Declaration or Trust’s Amended and Restated By-Laws or of any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Trust (with respect to Target or on its behalf) is a party or by which it is bound, nor will such adoption, performance, or consummation result in the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, order, or decree to which Trust (with respect to Target or on its behalf) is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Acquiring Fund;

4.1.7.           Except as otherwise disclosed in writing to and accepted by Acquiring Fund, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, forward contracts, and swap agreements) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or before the Effective Time, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Trust, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

4.1.8.           Except as otherwise disclosed in writing to and accepted by Acquiring Fund, (a) no litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Trust’s knowledge, threatened against Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business and (b) Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially or adversely affects Target’s business or its ability to consummate the transactions contemplated hereby;

4.1.9.           The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Trust’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Trust (with respect to Target), enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

4.1.10.  No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, or the 1940 Act (collectively, “Federal Securities Laws”) or state securities laws for Trust’s execution, delivery, and performance of this Agreement, except for (a) the filing with the Commission of a registration statement by Acquiring Fund on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto (“Registration Statement”), including therein a prospectus (“Prospectus”), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

4.1.11.  On the effective date of the Registration Statement and at the Effective Time, the Prospectus will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Prospectus made in reliance on and in conformity with information furnished by Acquiring Fund for use therein;

4.1.12.  Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business; and there are no Liabilities other than Liabilities disclosed or provided for in Trust’s financial statements referred to in paragraph 4.1.23 and Liabilities incurred by Target in the ordinary course of its business subsequent to October 31, 2010, or otherwise disclosed to Acquiring Fund, none of which has been materially adverse to Target’s business, assets, or results of its operations;

4.1.13.  Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and is a “fund” (as defined in section 851(g)(2)); for each taxable year of its operation (including the taxable year that will end at the Effective Time), Target has met (or for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (or for that year will be) eligible to and has computed (or for that year will compute) its federal income tax under section 852; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.1.14.  Target is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time Trust’s Board approved the transactions contemplated by this Agreement (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1.13; from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; from the Approval Time through the Effective Time, Target (a) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (1) for the purpose of satisfying Acquiring Fund’s investment objective or policies or (2) for any other reason except in the ordinary course of its business as a RIC and (b) has not otherwise changed, and will not otherwise change, its historic investment policies; and Trust believes, based on its review of each Fund’s investment portfolio, that Target’s portfolio holdings generally are compatible with Acquiring Fund’s investment objective and policies and that, as a result, all or substantially all of Target’s assets can be transferred to and held by Acquiring Fund;

4.1.15.  At the Effective Time, (a) at least 33⅓% of Target’s portfolio assets will meet Acquiring Fund’s investment objectives, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), (b) Target will not have altered its portfolio in connection with the Reorganization to meet that 33⅓% threshold, and (c) Target will not have modified any of its Investment Criteria as part of the plan of reorganization;

4.1.16.  To the best of Trust’s management’s knowledge, at what likely would have been the record date for Target’s shareholders entitled to vote on approval of this Agreement had such a vote been required, there was no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that was less than 50% of the number of the Target Shares at that date;

4.1.17.  Target will distribute all the Acquiring Fund Shares it receives in the Reorganization to the Shareholders in complete liquidation in proportion to the number of Target Shares each Shareholder owns;

4.1.18.  Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.1.19.  Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

4.1.20.  During the five-year period ending at the Effective Time, neither Target nor any person “related” (as defined in section 1.368-1(e)(4) of the Regulations (“Related”) without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (a) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (b) made distributions with respect to Target Shares except for (1) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (2) other dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

4.1.21.  All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns have been paid or provision has been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target is in compliance in all material respects with applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

4.1.22.  All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s share transfer books (as provided in the Certificate to be delivered pursuant to paragraph 3.3(a)(1)); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

4.1.23.  Target’s Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Schedule of Investments (each, a “Statement”) at and for the fiscal year ended October 31, 2010 (and for the fiscal year ended October 31, 2009, in the case of the Statement of Changes in Net Assets), have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm (“PWC”) and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements and Target’s unaudited Statements for the six months ended April 30, 2011, have been delivered to Acquiring Fund; to Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at their respective dates that are not disclosed therein; and such audited and unaudited Statements present fairly, in all material respects, Target’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended;

4.1.24.  Since October 31, 2010, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this representation and warranty, a decline in NAV per Target Share due to declines in market values of securities Target holds, the discharge of Target’s liabilities, or the redemption of Target Shares by its shareholders shall not constitute a material adverse change; and

4.1.25.  The Trust Declaration permits Trust to vary its shareholders’ investment.  Trust does not have a fixed pool of assets -- each series of Trust (including Target) is a managed portfolio of securities, and Advisor has the authority to buy and sell securities for it.

4.2.           Acquiring Fund represents and warrants to Trust as follows:

4.2.1.           Acquiring Fund is a Business Trust that is duly created, validly existing, and in good standing under the laws of Massachusetts; and its Amended and Restated Declaration of Trust (“Acquiring Fund Declaration”) is on file with the Secretary of Massachusetts;

4.2.2.           Acquiring Fund is duly registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

4.2.3.           No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

4.2.4.           The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable by Acquiring Fund;

4.2.5.           Acquiring Fund’s current Pro/SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.2.6.           Acquiring Fund is not in violation of, and the execution, delivery, and performance of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Acquiring Fund Declaration or Acquiring Fund’s Amended and Restated By-Laws or of any Undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, order, or decree to which Acquiring Fund is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Trust;

4.2.7.           Except as otherwise disclosed in writing to and accepted by Trust, (a) no litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Acquiring Fund’s knowledge, threatened against Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business and (b) Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

4.2.8.           The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Acquiring Fund’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and general principles of equity;

4.2.9.    No governmental consents, approvals, authorizations, or filings are required under the Federal Securities Laws for Acquiring Fund’s execution or performance of this Agreement, except for (a) the filing with the Commission of the Registration Statement and a post-effective amendment to Acquiring Fund’s registration statement on Form N1-A and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

4.2.10.  On the effective date of the Registration Statement and at the Effective Time, the Prospectus will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Prospectus made in reliance on and in conformity with information furnished by Trust for use therein;

4.2.11.  Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)); for each taxable year of its operation, Acquiring Fund has met the requirements of Subchapter M for qualification as a RIC and has been eligible to and has computed its federal income tax under section 852; Acquiring Fund will continue to meet all such requirements for its current taxable year and intends to do so for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.2.12.  Following the Reorganization, Acquiring Fund (a) will continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status; and Acquiring Fund believes, based on its review of each Fund’s investment portfolio, that Target’s portfolio holdings generally are compatible with Acquiring Fund’s investment objective and policies and that, as a result, all or substantially all of Target’s assets can be transferred to and held by Acquiring Fund;

4.2.13.  Acquiring Fund is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business; and at the Effective Time, (a) at least 33⅓% of Target’s portfolio assets will meet Acquiring Fund’s Investment Criteria, (b) Acquiring Fund will not have modified any of its Investment Criteria as part of the plan of reorganization, and

(c) Acquiring Fund will not have any plan or intention to change any of its Investment Criteria after the Reorganization;

4.2.14.  There is no plan or intention for Acquiring Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

4.2.15.  Assuming the truthfulness and correctness of Trust’s representation and warranty in paragraph 4.1.19, immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

4.2.16.  Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;

4.2.17.  Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor will Acquiring Fund, or any person Related to it, have any plan or intention at the Effective Time to acquire or redeem any Acquiring Fund Shares issued in the Reorganization -- either directly or through any transaction, agreement, or arrangement with any other person -- except for redemptions Acquiring Fund will make as an open-end investment company pursuant to section 22(e) of the 1940 Act;

4.2.18.  Before or in the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Fund Shares;

4.2.19.  All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns have been paid or provision has been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of Acquiring Fund’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

4.2.20.  All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-

assessable by Acquiring Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares;

4.2.21.  Acquiring Fund’s Statements at and for the fiscal year ended October 31, 2010 (and for the fiscal year ended October 31, 2009, in the case of the Statement of Changes in Net Assets), have been audited by PWC and are in accordance with GAAP; those Statements and Acquiring Fund’s unaudited Statements for the six months ended April 30, 2011, have been delivered to Trust; to Acquiring Fund’s management’s best knowledge and belief, there are no known contingent liabilities required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at their respective dates that are not disclosed therein; and such audited and unaudited Statements present fairly, in all material respects, Acquiring Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended;

4.2.22.  Since October 31, 2010, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this representation and warranty, a decline in NAV per Acquiring Fund Share due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by its shareholders shall not constitute a material adverse change;

4.2.23.  The Acquiring Fund Declaration permits Acquiring Fund to vary its shareholders’ investment.  Acquiring Fund does not have a fixed pool of assets -- it is a managed portfolio of securities, and Advisor has the authority to buy and sell securities for it: and

4.2.24.  If the Reorganization is consummated, Acquiring Fund will treat each Shareholder that receives Acquiring Fund Shares in connection with the Reorganization as having made a minimum initial purchase of such shares for the purpose of making additional investments therein, regardless of the value of the shares so received.

4.3.           Each Investment Company represents and warrants to the other Investment Company as follows:

4.3.1.  The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

4.3.2.  Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (1) any portion of their Target Shares before the

Reorganization to any person Related to either Fund or (2) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

4.3.3.           Target’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

4.3.4.           The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

4.3.5.           At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;

4.3.6.           Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization.  For the purposes of this representation and warranty, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions pursuant to section 22(e) of the 1940 Act and (b) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

4.3.7.           None of the compensation received by or to be paid to any Shareholder who is a trustee of either Investment Company or an employee of or service provider to Target will be separate consideration for, or allocable to, any of that Shareholder’s Target Shares; none of the Acquiring Fund Shares any such Shareholder receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

4.3.8.           Immediately after the Reorganization, the Shareholders will not own shares constituting “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Fund;

4.3.9.           No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, Advisor, or any third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

4.3.10.  There will be no dissenters to the Reorganization under the applicable provisions of Massachusetts law, and Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization; and

4.3.11.  Its principal reasons for participating in the Reorganization are bona fide business purposes not related to taxes.

5.           COVENANTS

5.1.           Trust covenants to operate Target’s business, and Acquiring Fund covenants to operate its business, in the ordinary course between the date hereof and the Closing, it being understood that:

(a)  such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund’s normal business activities; and

(b)  each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that Target shall not dispose of more than an insignificant portion of its historic business assets (as defined above) during that period without Acquiring Fund’s prior consent, and the Investment Companies shall coordinate the Funds’ respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

5.2.           Trust covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

5.3.           Trust covenants that it will assist Acquiring Fund in obtaining information Acquiring Fund reasonably requests concerning the beneficial ownership of Target Shares.

5.4.           Trust covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) regarding Target will be turned over to Acquiring Fund at the Closing.

5.5.           Each Investment Company covenants to cooperate in preparing the Prospectus in compliance with applicable Federal Securities Laws.

5.6.           Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Investment Company may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Trust, on Target’s behalf, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.7.           Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate in order to continue Acquiring Fund’s operations after the Effective Time.

5.8.           Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.           CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

6.1.           This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards;

6.2.           All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, to the Trust’s best knowledge no investigation or proceeding for that purpose has been instituted or pending, threatened, or contemplated under the 1933 Act or the 1940 Act, and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of those conditions;

6.3.           At the Effective Time, no action, suit, or other proceeding will be pending before any court, governmental agency, or arbitrator in which it is sought to enjoin the enforcement of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

6.4.           The Investment Companies shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 8, shall survive the Closing), and in separate letters addressed to Counsel (collectively, “Representations”) and the Certificates delivered pursuant to paragraph 3.4.  The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved), for federal income tax purposes:

6.4.1.           Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(C)), and each Fund will be “a party to a reorganization” within the meaning of section 368(b);

6.4.2.           Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

6.4.3.           Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

6.4.4.           Acquiring Fund’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

6.4.5.           A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

6.4.6.           A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds them as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.4.2 and 6.4.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting; and

6.5.           At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 6.1 and 6.4) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

7.           BROKERAGE FEES AND EXPENSES

7.1.           Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2.           Subject to complying with the representation and warranty contained in paragraph 4.3.9, Advisor shall bear all the expenses of the Reorganization (other than brokerage or similar expenses incurred by or for the benefit of Target in connection with the Reorganization), including (a) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the Registration Statement, and printing and distributing Acquiring Fund’s prospectus and (b) legal, accounting, and securities registration fees and disbursements in connection with the Reorganization.  Notwithstanding the foregoing, an expense shall be paid by the Fund directly incurring it if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

8.           ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.           TERMINATION OF AGREEMENT

This Agreement may be terminated at any time at or before the Effective Time:

9.1.           By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before [________ __,] 2012, or another date as to which the Investment Companies may agree; or

9.2.           By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

10.           AMENDMENT

This Agreement may be amended, modified, or supplemented at any time in any manner mutually agreed on in writing by the Investment Companies, notwithstanding Target’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

11.           MISCELLANEOUS

11.1.           This Agreement shall be governed by and construed in accordance with the internal laws of Massachusetts, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between such laws and the Federal Securities Laws, the latter shall govern.

11.2.           Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3           The parties acknowledge that each Investment Company is a Business Trust.  Notice is hereby given that this instrument is executed on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders or, in Trust’s case, any series thereof other than Target, but are only binding on and enforceable against its or, in Trust’s case, Target’s property.  Each Investment Company agrees that, in asserting any rights or claims under this Agreement, it shall look only to the other Investment Company’s (or, in Trust’s case, Target’s) property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

11.4.           This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

EAGLE SERIES TRUST, on behalf of its series, Eagle Large Cap Core Fund

By: /s/ Richard J. Rossi
Name: Richard J. Rossi
Title: President

EAGLE GROWTH & INCOME FUND

By: /s/ Richard J. Rossi
Name: Richard J. Rossi
Title: President

Solely for purposes of paragraph 7.2,
EAGLE ASSET MANAGEMENT, INC.

By:          /s/ Richard J. Rossi
Richard J. Rossi
President

APPENDIX B

FINANCIAL HIGHLIGHTS

Financial Highlights

The Financial Highlights table shown below provides financial information for Growth & Income and Large Cap Core. Certain information reflects financial results for a single Class A, Class C, Class I, Class R-3 or Class R-5 share. Based upon the commencement of operations for some of the funds and/or shares classes, there may be less than five years worth of financial information available. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This table is a part of the funds’ financial statements, which are included in the annual report and semiannual report and are incorporated by reference in the Statement of Additional Information (available on our website and upon request). The financial statements in the annual report were audited by PricewaterhouseCoopers LLP, an independent registered certified public accounting firm, whose report is included in the funds’ annual reports. The financial statements in the semiannual report were unaudited.

Fiscal Periods†			From investment operations			Dividends & distributions				Ratios to daily average net assets (%)
Beginning	Ending	Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered	Without expenses waived/ recovered	Net income (loss)	Portfolio turnover rate (%)	Total return (%) (a)	Ending net assets (millions)

Eagle Growth & Income Fund
Class A*
11/01/10	04/30/11	$12.83	$ 0.14	$ 1.38	$ 1.52	$ (0.13)	$ –	$ (0.13)	$14.22	1.17(d)	1.17(d)	2.02(d)	15	11.88(e)	$153
11/01/09	10/31/10	11.57	0.20	1.26	1.46	(0.20)	–	(0.20)	12.83	1.40	1.30	1.61	50	12.65	128
11/01/08	10/31/09	9.71	0.31	1.86	2.17	(0.31)	–	(0.31)	11.57	1.39	1.55	3.12	57	22.88	90
11/01/07	10/31/08	17.77	0.37	(6.27)	(5.90)	(0.35)	(1.81)	(2.16)	9.71	1.35	1.33	2.75	64	(37.25)	61
11/01/06	10/31/07	14.68	0.36	3.60(b)	3.96	(0.34)	(0.53)	(0.87)	17.77	1.35	1.40	2.28	63	28.17	96
10/01/06	10/31/06(c)	14.43	0.02	0.34(b)	0.36	(0.11)	–	(0.11)	14.68	1.35(d)	1.56(d)	1.33(d)	4	2.52(e)	68
10/01/05	09/30/06	13.81	0.38	1.43(b)	1.81	(0.34)	(0.85)	(1.19)	14.43	1.35	1.42	2.74	54	13.90	68
Class C*
11/01/10	04/30/11	12.46	0.08	1.34	1.42	(0.09)	–	(0.09)	13.79	1.92(d)	1.92(d)	1.27(d)	15	11.40(e)	83
11/01/09	10/31/10	11.24	0.11	1.23	1.34	(0.12)	–	(0.12)	12.46	2.12	2.05	0.89	50	11.95	72
11/01/08	10/31/09	9.45	0.23	1.80	2.03	(0.24)	–	(0.24)	11.24	2.19	2.31	2.35	57	21.89	49
11/01/07	10/31/08	17.34	0.26	(6.10)	(5.84)	(0.24)	(1.81)	(2.05)	9.45	2.15	2.09	1.95	64	(37.75)	36
11/01/06	10/31/07	14.38	0.23	3.50(b)	3.73	(0.24)	(0.53)	(0.77)	17.34	2.14	2.16	1.52	63	27.05	59
10/01/06	10/31/06(c)	14.12	0.01	0.34(b)	0.35	(0.09)	–	(0.09)	14.38	2.10(d)	2.31(d)	0.58(d)	4	2.46(e)	47
10/01/05	09/30/06	13.54	0.27	1.40(b)	1.67	(0.24)	(0.85)	(1.09)	14.12	2.10	2.17	2.00	54	13.01	46
Class I*
11/01/10	04/30/11	12.82	0.16	1.37	1.53	(0.15)	–	(0.15)	14.20	0.89(d)	0.87(d)	2.37(d)	15	11.97(e)	23
11/01/09	10/31/10	11.56	0.29	1.22	1.51	(0.25)	–	(0.25)	12.82	0.95	0.97	2.01	50	13.15	9
03/18/09	10/31/09	8.43	0.20	3.20	3.40	(0.27)	–	(0.27)	11.56	0.95(d)	1.12(d)	3.08(d)	57	40.72(e)	2
Class R-3*
11/01/10	04/30/11	12.81	0.13	1.36	1.49	(0.11)	–	(0.11)	14.19	1.42 (d)	1.42(d)	1.87(d)	15	11.70(e)	1
11/01/09	10/31/10	11.55	0.18	1.26	1.44	(0.18)	–	(0.18)	12.81	1.54	1.54	1.46	50	12.54	0
09/30/09	10/31/09	11.84	0.01	(0.22)	(0.21)	(0.08)	–	(0.08)	11.55	1.65(d)	1.56(d)	0.94(d)	57	(1.83)(e)	0
Class R-5*
11/01/10	04/30/11	12.83	0.15	1.38	1.53	(0.15)	–	(0.15)	14.21	0.95(d)	0.89(d)	2.26(d)	15	11.98(e)	0
12/28/09	10/31/10	12.11	0.22	0.69	0.91	(0.19)	–	(0.19)	12.83	0.95(d)	1.85(d)	2.11(d)	50	7.53(e)	0
Eagle Large Cap Core Fund
Class A*
11/01/10	04/30/11	13.09	0.02	2.20	2.22	(0.03)	–	(0.03)	15.28	1.38(d)	1.38(d)	0.29(d)	18	16.95(e)	12
11/01/09	10/31/10	12.01	0.04	1.10	1.14	(0.06)	–	(0.06)	13.09	1.40	1.41	0.20	48	9.48	10
11/01/08	10/31/09	10.70	0.07	1.36	1.43	(0.12)	–	(0.12)	12.01	1.38	1.47	0.68	40	13.68	11
11/01/07	10/31/08	17.95	0.17	(6.52)	(6.35)	(0.13)	(0.77)	(0.90)	10.70	1.26	1.26	1.14	43	(37.08)	12
11/01/06	10/31/07	16.54	0.13	1.48(b)	1.61	(0.08)	(0.12)	(0.20)	17.95	1.36	1.28	0.73	45	9.85	27
11/01/05	10/31/06	14.29	0.09	2.16(b)	2.25	–	–	–	16.54	1.53	1.52	0.57	43	15.75	23
Class C*
11/01/10	04/30/11	12.88	(0.03)	2.15	2.12	–	–	–	15.00	2.15(d)	2.13(d)	(0.48)(d)	18	16.46(e)	10
11/01/09	10/31/10	11.86	(0.11)	1.13	1.02	–	–	–	12.88	2.20	2.24	(0.60)	48	8.60	9
11/01/08	10/31/09	10.53	(0.01)	1.35	1.34	(0.01)	–	(0.01)	11.86	2.18	2.32	(0.15)	40	12.78	9
11/01/07	10/31/08	17.68	0.04	(6.42)	(6.38)	–	(0.77)	(0.77)	10.53	2.10	2.10	0.28	43	(37.58)	9
11/01/06	10/31/07	16.35	(0.02)	1.47(b)	1.45	–	(0.12)	(0.12)	17.68	2.18	2.11	(0.10)	45	8.95	17
11/01/05	10/31/06	14.23	(0.03)	2.15(b)	2.12	–	–	–	16.35	2.28	2.27	(0.19)	43	14.90	15
Class I*
11/01/10	04/30/11	13.10	0.05	2.20	2.25	(0.09)	–	(0.09)	15.26	0.95(d)	1.08(d)	0.71(d)	18	17.24(e)	139
11/01/09	10/31/10	12.02	0.13	1.05	1.18	(0.10)	–	(0.10)	13.10	0.95	1.26	0.65	48	9.90	118
11/01/08	10/31/09	10.73	0.12	1.35	1.47	(0.18)	–	(0.18)	12.02	0.95	1.28	1.18	40	14.20	104
11/01/07	10/31/08	18.01	0.20	(6.51)	(6.31)	(0.20)	(0.77)	(0.97)	10.73	0.95	1.04	1.39	43	(36.86)	130
11/01/06	10/31/07	16.60	0.19	1.48(b)	1.67	(0.14)	(0.12)	(0.26)	18.01	0.95	1.06	1.12	45	10.22	183
03/03/06	10/31/06	15.17	0.08	1.35(b)	1.43	–	–	–	16.60	0.95(d)	1.23(d)	0.87(d)	43	9.43(e)	128
Class R-3*
11/01/10	04/30/11	13.06	–	2.19	2.19	–	–	–	15.25	1.65(d)	1.61 (d)	0.01(d)	18	16.81(e)	0
12/28/09	10/31/10	12.77	(0.01)	0.30	0.29	–	–	–	13.06	1.65(d)	2.39 (d)	(0.13)(d)	48	2.27(e)	0
Class R-5*
11/01/10	04/30/11	13.39	0.05	2.25	2.30	(0.09)	–	(0.09)	15.60	0.95(d)	1.08(d)	0.71(d)	18	17.24(e)	0
11/01/09	10/31/10	12.28	0.11	1.11	1.22	(0.11)	–	(0.11)	13.39	0.95	1.28	0.65	48	9.94	0
11/01/08	10/31/09	10.76	0.11	1.41	1.52	–	–	–	12.28	0.95	1.22	0.97	40	14.13	0
11/01/07	10/31/08	17.98	0.27	(6.51)	(6.24)	(0.21)	(0.77)	(0.98)	10.76	0.86	0.90	1.71	43	(36.52)	0
04/02/07	10/31/07	16.51	–	1.47(b)	1.47	–	–	–	17.98	0.91(d)	0.91(d)	0.05(d)	45	8.90(e)	1

B-1

PART B

STATEMENT OF ADDITIONAL INFORMATION
[ ], 2011

EAGLE GROWTH & INCOME FUND
(“Growth & Income”)

and

EAGLE SERIES TRUST
EAGLE LARGE CAP CORE FUND
(“Large Cap Core”)

880 Carillon Parkway
St. Petersburg, FL 33716

Acquired Fund will be reorganized into Acquiring Fund
Large Cap Core	Growth & Income

This Statement of Additional Information (“SAI”) relates specifically to the reorganization of Large Cap Core, a series of Eagle Series Trust (“Series Trust”), into Growth & Income, whereby Large Cap Core will transfer all of its assets to Growth & Income, and shareholders in Large Cap Core will receive shares of Growth & Income in exchange for shares of Large Cap Core (“Reorganization”).  This SAI consists of the information set forth herein and the following documents, each of which is incorporated by reference herein and legally forms a part of the SAI:

1.	The combined Statement of Additional Information for the Funds dated March 1, 2011 (as supplemented April 26, 2011, May 19, 2011 and June 30, 2011).

2.
The financial statements included in the Annual Report to shareholders of the Funds for the fiscal year ended October 31, 2010, and the unaudited financial statements and Fund highlights included in the Semi-Annual Report to shareholders of the Funds for the six-month period ended April 30, 2011.

3.
The combined Annual Report to Shareholders of the Funds, which includes Large Cap Core (File Nos. 811-07470 and 033-57986) and Growth & Income (File Nos. 811-04767 and 033-07559), for the fiscal year ended October 31, 2010.

4.
The combined Semi-Annual Report to Shareholders of the Funds, which includes Large Cap Core (File Nos. 811-07470 and 033-57986) and Growth & Income (File Nos. 811-04767 and 033-07559), for the six-month period ended April 30, 2011.

The Statement of Additional Information that is incorporated by reference above includes information about other funds in the Eagle Family of Funds that is not relevant to the Reorganization.  Please disregard that information.

This SAI is not a prospectus.  A combined prospectus for Series Trust, which includes Large Cap Core and Growth & Income, dated March 1, 2011 (as supplemented April 26, 2011 and June 30, 2011) (the “Prospectus”) relating to the Reorganization may be obtained, without charge, by calling toll-free (800) 421-4184 or by writing to Eagle Family of Funds at P.O. Box 33022, St. Petersburg, Florida 33733.  These documents are also available on Eagle’s web site, eagleasset.com.  This SAI should be read in conjunction with the Prospectus.

Pro Forma Financial Statements

The following tables set forth the pro forma investment portfolio as of April 30, 2011, the pro forma condensed Statement of Assets and Liabilities as of April 30, 2011, and the pro forma condensed Statement of Operations for the six-month period ended April 30, 2011 for Large Cap Core and Growth & Income (together, the “Pro Forma Combined Fund”), as adjusted giving effect to the Reorganization.

The pro forma investment portfolio contains information regarding the securities holdings of the Pro Forma Combined Fund as of April 30, 2011, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions.  Thus, it is expected that some of Large Cap Core’s holdings may not remain at the time of the Reorganization.  It also is expected that any Large Cap Core holdings that are not compatible with Growth & Income’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with that investment objective and policies.  The portion of Large Cap Core’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by Eagle Asset Management, Inc. of the compatibility of those holdings with Growth & Income’s portfolio composition and investment objective and policies at the time of the Reorganization.  The need for a Fund to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.

Reorganization between Eagle Growth & Income Fund and Eagle Large Cap Core Fund
Pro Forma Investment Portfolio
(UNAUDITED) | 04.30.2011
	Eagle Growth & Income Fund	Eagle Large Cap Core Fund	Adjustments	Pro Forma	Eagle Growth & Income Fund	Eagle Large Cap Core Fund	Adjustments	Pro Forma
Common Stocks—92.4%	Shares				Value
Domestic—71.4%
Advertising—0.8%
Omnicom Group, Inc.	-	69,035	-	69,035	$ -	$ 3,395,832	$ -	$ 3,395,832

Aerospace/defense—2.3%
Lockheed Martin Corporation	56,100	-	-	56,100	4,445,925	-	-	4,445,925
The Boeing Company	-	30,420	-	30,420	-	2,426,908	-	2,426,908
United Technologies Corporation	-	31,980	-	31,980	-	2,864,768	-	2,864,768

Agriculture—1.5%
Phillip Morris International, Inc.	90,540	-	-	90,540	6,287,098		-	6,287,098

Banks—9.8%
BancorpSouth, Inc.	229,900	-	-	229,900	3,115,145	-	-	3,115,145
Bank of America Corporation	247,500	-	-	247,500	3,039,300	-	-	3,039,300
Fifth Third Bancorp	323,571	-	-	323,571	4,293,787	-	-	4,293,787
JPMorgan Chase & Company	117,942	143,350	-	261,292	5,381,693	6,541,061	-	11,922,754
SVB Financial Group*	80,800	-	-	80,800	4,883,552	-	-	4,883,552
The Goldman Sachs Group, Inc.	-	19,546	-	19,546	-	2,951,641	-	2,951,641
U.S. Bancorp	262,200	-	-	262,200	6,770,004	-	-	6,770,004
Wells Fargo & Company	-	142,905	-	142,905	-	4,159,965	-	4,159,965

Beverages—3.1%
PepsiCo, Inc.	-	41,015	-	41,015	-	2,825,523	-	2,825,523
The Coca-Cola Company	106,680	45,825	-	152,505	7,196,633	3,091,354	-	10,287,987

Biotechnology—1.0%
Gilead Sciences, Inc.*	112,482	-	-	112,482	4,368,801	-	-	4,368,801

Commercial services—1.2%
Paychex, Inc.	150,500	-	-	150,500	4,922,855	-	-	4,922,855

Computers—3.5%
Apple, Inc.*	11,735	13,951	-	25,686	4,086,479	4,858,157	-	8,944,636
EMC Corporation*	-	208,505	-	208,505	-	5,909,032	-	5,909,032

Diversified financial services—2.1%
CME Group, Inc.	-	12,950	-	12,950	-	3,830,222	-	3,830,222
Invesco Ltd.	-	123,680	-	123,680	-	3,075,922	-	3,075,922
Och-Ziff Capital Management Group LLC, Class A	114,900	-	-	114,900	1,846,443	-	-	1,846,443

Electric—1.6%
Dominion Resources, Inc.	-	53,570	-	53,570	-	2,486,719	-	2,486,719
Energy Corporation	59,600	-	-	59,600	4,155,312	-	-	4,155,312

Food—2.5%
Kraft Foods, Inc., Class A	136,510	-	-	136,510	4,584,006	-	-	4,584,006
Sysco Corporation	209,220	-	-	209,220	6,048,550	-	-	6,048,550

Healthcare products—4.0%
Johnson & Johnson	-	42,920	-	42,920	-	2,820,702	-	2,820,702
St. Jude Medical, Inc.	-	120,925	-	120,925	-	6,462,232	-	6,462,232
Varian Medical Systems, Inc.*	62,288	-	-	62,288	4,372,618	-	-	4,372,618
Zimmer Holdings, Inc.*	-	46,950	-	46,950	-	3,063,488	-	3,063,488

Healthcare services—1.1%
UnitedHealth Group, Inc.	-	96,400	-	96,400	-	4,745,772	-	4,745,772

Household products/wares—1.0%
Kimberly-Clark Corporation	61,090	-	-	61,090	4,035,605	-	-	4,035,605

Insurance—2.4%
Hartford Financial Services Group, Inc.	179,500	-	-	179,500	5,200,115	-	-	5,200,115
Metlife, Inc.	-	103,460	-	103,460	-	4,840,893	-	4,840,893

Internet—1.8%
Google, Inc., Class A*	8,700	5,302	-	14,002	4,733,670	2,884,818	-	7,618,488

Iron/steel—1.0%
United States Steel Corporation	88,200	-	-	88,200	4,208,022	-	-	4,208,022

Media—1.9%
Comcast Corporation, Class A	319,600	-	-	319,600	7,846,180	-	-	7,846,180

Oil & gas—4.7%
Chevron Corporation	-	33,390	-	33,390	-	3,654,202	-	3,654,202
ConocoPhillips	63,200	44,955	-	108,155	4,988,376	3,548,298	-	8,536,674
Exxon Mobil Corporation	-	65,805	-	65,805	-	5,790,840	-	5,790,840
Valero Energy Corporation	-	56,950	-	56,950	-	1,611,685	-	1,611,685

Oil & gas services—1.0%
Schlumberger Ltd.	-	48,535	-	48,535	-	4,356,016	-	4,356,016

Pharmaceuticals—3.9%
Cardinal Health, Inc.	109,080	-	-	109,080	4,765,705	-	-	4,765,705
Pfizer, Inc.	301,100	247,345	-	548,445	6,311,056	5,184,351	-	11,495,407

Retail—6.4%
Bed Bath & Beyond, Inc.*	-	64,080	-	64,080	$ -	$ 3,596,170	$ -	$ 3,596,170
Lowe's Companies, Inc.	-	208,055	-	208,055	-	5,461,444	-	5,461,444
McDonald's Corporation	78,700	-	-	78,700	6,162,997	-	-	6,162,997
Staples, Inc.	-	179,335	-	179,335	-	3,791,142	-	3,791,142
The Gap, Inc.	221,300	-	-	221,300	5,143,012	-	-	5,143,012
Wal-Mart Stores, Inc.	-	49,200	-	49,200	-	2,705,016	-	2,705,016

Savings & loans—0.4%
Capitol Federal Financial, Inc.	157,500		-	157,500	1,782,900		-	1,782,900

Semiconductors—2.2%
Intel Corporation	275,390	118,055	-	393,445	6,386,294	2,737,695	-	9,123,989

Software—6.5%
Activision Blizzard, Inc.	-	296,755	-	296,755	-	3,380,039	-	3,380,039
Adobe Systems, Inc.*	-	118,555	-	118,555	-	3,977,520	-	3,977,520
Fiserv, Inc.*	86,650	-	-	86,650	5,312,512	-	-	5,312,512
Microsoft Corporation	258,180	105,620	-	363,800	6,717,844	2,748,232	-	9,466,076
Oracle Corporation	-	147,625	-	147,625	-	5,321,881	-	5,321,881

Telecommunications—2.7%
Cisco Systems, Inc.	-	68,470	-	68,470	-	1,202,333	-	1,202,333
QUALCOMM, Inc.	-	44,075	-	44,075	-	2,505,223	-	2,505,223
Sprint Nextel Corporation*	-	601,865	-	601,865	-	3,117,661	-	3,117,661
Verizon Communications, Inc.	114,600	-	-	114,600	4,329,588	-	-	4,329,588

Transportation—1.0%
Union Pacific Corporation	-	39,480	-	39,480	-	4,084,996	-	4,084,996

Total domestic common stocks (cost $247,382,542)					157,722,077	142,009,753	-	299,731,830

Foreign—21.0%
Beverages—1.4%
Foster's Group Ltd.	965,000	-	-	965,000	5,952,480	-	-	5,952,480

Cosmetics/personal care—0.9%
Natura Cosmeticos SA	130,200	-	-	130,200	3,653,909	-	-	3,653,909

Diversified financial services—1.1%
Hong Kong Exchanges and Clearing Ltd.	203,300	-	-	203,300	4,643,825	-	-	4,643,825

Electric—1.7%
Enel SpA	656,500	-	-	656,500	4,681,013	-	-	4,681,013
GDF Suez	63,800	-	-	63,800	2,610,490	-	-	2,610,490

Food—1.3%
Nestle SA	85,700	-	-	85,700	5,320,335	-	-	5,320,335

Insurance—0.6%
Allianz SE	17,100	-	-	17,100	2,692,331	-	-	2,692,331

Internet—0.8%
Baidu, Inc./China, Sponsored ADR*	21,030	-	-	21,030	3,123,376	-	-	3,123,376

Media—0.6%
Pearson PLC	133,254	-	-	133,254	2,551,322	-	-	2,551,322

Miscellaneous manufacturer—0.9%
Tyco International Ltd.	-	75,116	-	75,116	-	3,661,154	-	3,661,154

Oil & gas—5.7%
Canadian Oil Sands Ltd.	148,900	-	-	148,900	5,136,708	-	-	5,136,708
ENI SpA	127,700	-	-	127,700	3,418,627	-	-	3,418,627
Ensco PLC, Sponsored ADR	99,120	-	-	99,120	5,909,534	-	-	5,909,534
Royal Dutch Shell PLC, Sponsored ADR	62,300	-	-	62,300	4,827,004	-	-	4,827,004
Seadrill Ltd.	133,900	-	-	133,900	4,752,839	-	-	4,752,839

Pharmaceuticals—2.2%
Novartis AG	74,800	-	-	74,800	4,440,439	-	-	4,440,439
Teva Pharmaceutical Industries Ltd., Sponsored ADR	103,210	-	-	103,210	4,719,793	-	-	4,719,793

Telecommunications—3.8%
Amdocs Ltd.*	126,200	-	-	126,200	3,880,650	-	-	3,880,650
Telefonica SA	142,400	-	-	142,400	3,832,267	-	-	3,832,267
Telstra Corporation Ltd.	1,559,000	-	-	1,559,000	4,979,384	-	-	4,979,384
Vodafone Group PLC	1,143,635	-	-	1,143,635	3,278,025	-	-	3,278,025

Total foreign common stocks (cost $69,198,885)					84,404,351	3,661,154	-	88,065,505

Total common stocks (cost $316,581,427)					242,126,428	145,670,907	-	387,797,335

Investment companies—2.9%
Solar Capital Ltd.	117,200	-	-	117,200	2,974,536	-	-	2,974,536
Apollo Investment Corporation	357,000	-	-	357,000	4,230,450	-	-	4,230,450
Materials Select Sector SPDR ETF	-	119,310	-	119,310	-	4,876,200	-	4,876,200
Total investment companies (cost $10,220,177)					7,204,986	4,876,200	-	12,081,186

Preferred stocks—0.7%
Banks—0.7%
Bank of America Corporation, FRN, 3.00%, Series H	60,000	-	-	60,000	$ 1,041,000	$ -	$ -	$ 1,041,000
Fifth Third Bancorp, 8.50%, Series G (convertible)	14,200	-	-	14,200	2,044,232	-	-	2,044,232
Total preferred stocks (cost $1,958,343)					3,085,232	-	-	3,085,232

Total investments portfolio (cost $328,759,947) 96.0%					252,416,646	150,547,107	-	402,963,753

Other assets in excess of liabilities 4.0%					6,400,766	10,285,444	-	16,686,210

Net assets 100.0%					$258,817,412	$160,832,551	$ -	$419,649,963

* Non-income producing security

ADR—American depository receipt
ETF—Exchange-traded fund
FRN—Floating rate notes reset their interest rates on a semiannual or quarterly basis
SPDR—Standard & Poor's depository receipt

Sector allocation
Sector			Percent of pro forma net assets
Consumer, non cyclical				25.1%
Financial				18.9%
Communications				12.3%
Technology				12.3%
Energy				11.4%
Consumer, cyclical				6.4%
Industrial				4.2%
Utilities				3.3%
Funds				1.1%
Basic matrials				1.0%

The accompanying notes are an integral part of these pro forma financial statements.

Reorganization between Eagle Growth & Income Fund and
Eagle Large Cap Core Fund
Pro Forma Statement of Assets and Liabilities
(UNAUDITED) | 04.30.2011
	Eagle Growth & Income Fund	Eagle Large Cap Core Fund	Adjustments		Pro Forma

Assets
Investments, at value (a)	$ 252,416,646	$ 150,547,107	$ -		$ 402,963,753
Cash	5,867,097	10,344,004	-		16,211,101
Foreign currency (b)	82,173	-	-		82,173
Receivable for fund shares sold	525,097	299,755	-		824,852
Receivable for dividends and interest	220,196	99,487	-		319,683
Receivable for recoverable foreign withholding taxes	136,784	-	-		136,784
Prepaid expenses	14,122	-	-		14,122
Total assets	259,262,115	161,290,353	-		420,552,468

Liabilities
Payable for fund shares redeemed	110,973	213,258	-		324,231
Payable to the custodian	17,700	6,392	-		24,092
Accrued investment advisory fees	113,363	50,925	-		164,288
Accrued administrative fees	30,337	13,868	-		44,205
Accrued distribution fees	97,654	10,516	-		108,170
Accrued transfer agent and shareholder servicing fees	38,604	75,968	-		114,572
Accrued fund accounting fees	25,853	20,518	-		46,371
Accrued trustees and officers compensation	9,255	9,199	-		18,454
Other accrued expenses	964	57,158	-		58,122
Total liabilities	444,703	457,802	-		902,505
Net assets	258,817,412	160,832,551	-		419,649,963

Net assets consists of
Paid-in capital	228,250,484	191,126,530	-		419,377,014
Undistributed net investment income (loss)	211,551	160,011	-		371,562
Accumulated net realized gain (loss)	(11,428,208)	(62,890,306)	-		(74,318,514)
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	41,783,585	32,436,316	-		74,219,901
Net assets	258,817,412	160,832,551	-		419,649,963

Net assets, at market value
Class A	153,011,200	11,814,111	-		164,825,311
Class C	82,572,998	9,998,889	-		92,571,887
Class I	22,704,836	138,990,199	-		161,695,035
Class R-3	525,368	2,986	-		528,354
Class R-5	3,010	26,366	-		29,376

Net asset value ("NAV"), offering and redemption price per share
Class A	$ 14.22	$ 15.28	$ -		$ 14.22
Maximum offering price	$ 14.93	$ 16.04	$ -		$ 14.93
Class C	$ 13.79	$ 15.00	$ -		$ 13.79
Class I	$ 14.20	$ 15.26	$ -		$ 14.20
Class R-3	$ 14.19	$ 15.25	$ -		$ 14.19
Class R-5	$ 14.21	$ 15.60	$ -		$ 14.21

Shares of beneficial interest outstanding
Class A	10,763,133	773,331	57,478	(c)	11,593,942
Class C	5,985,770	666,562	58,521	(c)	6,710,853
Class I	1,598,875	9,109,027	679,015	(c)	11,386,917
Class R-3	37,022	196	14	(c)	37,232
Class R-5	212	1,691	164	(c)	2,067

(a) Identified cost	$210,649,156	$118,110,791	$ -		$328,759,947
(b) Identified cost	$ 81,818	$ -	$ -		$ 81,818
(c) To adjust shares outstanding of the Pro Forma Fund based on combining the Fund at the Acquiring Fund's net asset value.

The accompanying notes are an integral part of these pro forma financial statements.

Reorganization between Eagle Growth & Income Fund and
Eagle Large Cap Core Fund
Pro Forma Statement of Operations
(UNAUDITED) | 04.30.2011
	Eagle Growth & Income Fund	Eagle Large Cap Core Fund	Adjustments		Pro Forma
Investment Income
Dividends (a)	$ 6,507,528	$ 2,396,265	$ -		$ 8,903,793
Interest	46,748	2,893	-		49,641
Total Income	6,554,276	2,399,158	-		8,953,434

Expenses
Investment advisory fees	1,113,205	845,154	(220,875)	(c)	1,737,484
Administrative fees	314,298	150,906	-		465,204
Distribution and service fees	1,042,365	118,984	-		1,161,349
Transfer agent and shareholder servicing fees	262,770	338,864	-		601,634
Fund accounting fees	61,836	53,488	-		115,324
Professional fees	92,332	78,481	(32,839)	(d)	137,974
State qualification expenses	114,197	91,622	-		205,819
Reports to shareholders	17,203	24,228	-		41,431
Trustees and officers compensation	48,983	49,085	(44,035)	(e)	54,033
Custodian fees	34,368	8,360	-		42,728
Internal audit fees	3,315	3,315	(2,901)	(f)	3,729
Other	13,797	9,205	-		23,002
Total expenses before adjustments	3,118,669	1,771,692	(300,650)		4,589,711
Fees and expenses waived	(644)	(269,960)	269,960	(g)	(644)
Recovered fees previously waived by Manager	73,450	1,032	(1,032)	(g)	73,450
Expense offsets	(13)	(5)	-		(18)
Total expenses after adjustments	3,191,462	1,502,759	(31,722)		4,662,499

Net investment income (loss)	3,362,814	896,399	31,722		4,290,935

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	3,171,224	(256,322)	-		2,914,902
Net realized gain (loss) on foreign currency transactions (b)	41,178	-	-		41,178
Net change in unrealized appreciation (depreciation) on investments and other assets and liabilities denominated in foreign currencies	23,000,363	17,166,843	-		40,167,206
Net gain (loss) on investments	26,212,765	16,910,521	-		43,123,286

Net increase (decrease) in net assets resulting from operations	29,575,579	17,806,920	31,722		47,414,221

(a) Net of foreign withholding taxes	$ 332,418	$ 8,042	$ -		$ 340,460
(b) Includes Brazilian IOF tax of	13,230	-	-		13,230
(c) To restate advisory fees using the Acquiring Fund advisory fee rates for the Pro Forma Fund at the combined average daily net assets of the Fund and the Acquiring Fund.
(d)	To adjust for change in audit fee.
(e)	To restate trustee and officer fees as fixed fees allocated evenly among remaining Funds.
(f)	To restate internal audit fees as a fixed fee allocated evenly among remaining Funds.
(g)	To recalculate waiver and recovery using the combined average net assets of the Fund and the Acquiring Fund.

The accompanying notes are an integral part of these pro forma financial statements.

REORGANIZATION BETWEEN EAGLE LARGE CAP CORE FUND AND EAGLE GROWTH & INCOME FUND

PRO FORMA NOTES TO THE FINANCIAL STATEMENTS

At April 30, 2011
(Unaudited)

NOTE 1 — GENERAL

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of Eagle Large Cap Core Fund (the “Fund”) to Eagle Growth & Income Fund (the “Acquiring Fund”) in exchange for their respective classes of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Fund as described elsewhere in this proxy statement/prospectus.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, pursuant to this treatment, neither the Fund, the Acquiring Fund, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the Closing, the Fund will receive an opinion from the law firm of K&L Gates LLP to the effect that the Reorganization will be considered a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Fund.

The “Pro Forma Fund” as identified in these financial statements represents the combined fund after the merger, with the Acquiring Fund treated as the accounting survivor for financial reporting purposes. Management believes the Acquiring Fund to be the accounting survivor because this fund’s investment objective/style and fee and expense structure would remain intact with the combined fund.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Fund for the respective classes of shares of the Acquiring Fund will be treated and accounted for as a tax-free reorganization. The acquisition would be accomplished by an acquisition of the net assets of the Fund in exchange for the respective classes of shares of the Acquiring Fund at net asset value. The unaudited pro forma Schedule of Investments and the unaudited Pro Forma Statement of Assets and Liabilities have been prepared as though the acquisition had been effective on April 30, 2011. The unaudited pro forma Statement of Operations has been prepared as though the acquisition had been effective April 30, 2010 to report operations for the twelve months ended April 30, 2011.

In preparing the Acquiring Fund’s statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Fund and the Acquiring Fund, which are included in their respective annual reports dated for the fiscal year ended October 31, 2010 and their respective semiannual reports dated for the six-month period ended April 30, 2011 (unaudited).

Security valuations:  The price of the Acquiring Fund’s shares is based on the NAV per share of each class of the Acquiring Fund. The Acquiring Fund determines the NAV of its shares on each day the New York Stock Exchange (“NYSE”) is open for business, as of the close of the regular trading session (typically 4:00 p.m. Eastern time), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the closing price of securities traded on that exchange after the NAV is calculated, the Manager is not required to recalculate the NAV.

Generally, the Acquiring Fund values portfolio securities for which market quotations are readily available at market value; however, the Acquiring Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the determination of the NAV.

A market quotation may be considered unreliable or unavailable for various reasons, such as:

•	The quotation may be stale;
•	The quotation may be unreliable because the security is not traded frequently;
•	Trading on the security ceased before the close of the trading market;

•	Security is newly issued;
•	Issuer-specific events occurred after the security ceased trading; or
•	Because of the passage of time between the close of the market on which the security trades and the close of the NYSE.

Issuer-specific events may cause the last market quotation to be unreliable. Such events may include:

•	A merger or insolvency;
•	Events which affect a geographical area or an industry segment, such as political events or natural disasters; or
•	Market events, such as a significant movement in the U.S. market.
Both the latest transaction prices and adjustments are furnished by an independent pricing service subject to supervision by the Acquiring Fund’s Board of Trustees (“Board”). The Acquiring Fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures (“Procedures”) approved by the Board. An Acquiring Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual Funds to calculate their NAV. Fair value pricing methods, Procedures and pricing services can change from time to time as approved by the Board. Pursuant to the Procedures, the Board has delegated the day-to-day responsibility for applying and administering the Procedures to a valuation committee comprised of certain officers of the Trusts and other employees of the Manager (“Valuation Committee”). The composition of this Valuation Committee may change from time to time.

There can be no assurance, however, that a fair value price used by an Acquiring Fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day. Fair value pricing may deter shareholders from trading the Acquiring Fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

Domestic exchange traded equity securities  Market quotations are generally available and reliable for domestic exchange traded equity securities. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

Foreign equity securities  If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Acquiring Fund may fair value a security if certain events occur between the time trading ends on a particular security and the Acquiring Fund’s NAV calculation. The Acquiring Fund may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer specific event has occurred that Eagle determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Eagle also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Acquiring Fund securities primarily traded on foreign markets may trade on days that are not business days of the Acquiring Fund. Because the NAV of an Acquiring Fund shares is determined only on business days of the Acquiring Fund, the value of the portfolio securities of an Acquiring Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Acquiring Fund.

Fixed income securities  Government bonds, corporate bonds, asset-backed bonds, municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

Futures and options  Futures and options are valued on the basis of market quotations, if available.

Investment companies  Investments in other investment companies are valued at their reported net asset value.

Short-term securities  The amortized cost method of security valuation is used by the Acquiring Fund (as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended) for short-term investments (investments that have a maturity date of 60 days or less). The amortized cost of an instrument is determined by valuing it at cost as of the time of purchase and thereafter accreting/amortizing any purchase discount/premium at a constant rate until maturity. Amortized cost approximates fair value.

NOTE 2 — INVESTMENT ADVISORY AND OTHER TRANSACTIONS

Eagle Asset Management, Inc. (“Eagle”) is the Acquiring Fund’s investment adviser.  Eagle Fund Services, Inc. (“EFS”) was the shareholder servicing agent for the Acquiring Fund for the twelve months ended April 30, 2011.  Effective October 1, 2011, EFS was fully absorbed by Eagle and Eagle has become the shareholder servicing agent for the Acquiring Fund.  Eagle Fund Distributors, Inc. (“EFD”) is the Acquiring Fund’s distributor. EFS and EFD are affiliates of Eagle.

Eagle Asset Management is both an affiliate of the Acquiring Fund and the investment advisor of the Acquiring Fund.

Certain officers of the Acquiring Fund are also officers of Eagle and EFD.

Investment Advisory Fees

The Acquiring Fund pays advisory fees to Eagle based on average daily net assets (“ANA”) at the following breakpoints:
0.60% of the first $100 million
0.45% $100 million to $500 million
0.40% over $500 million

If the reorganization is approved, the Acquiring Fund will continue to pay advisory fees to Eagle based on ANA at the following breakpoints:
0.60% of the first $100 million
0.45% $100 million to $500 million
0.40% over $500 million

Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the Acquiring fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 29, 2012 as follows:

Class A - 1.40%, Class C - 2.20%, Class I - 0.95%, Class R-3 - 1.65%, and Class R-5 - 0.95%.

PART C. OTHER INFORMATION

Item 15.                      Indemnification

Article XI, Section 2 of the Trust’s Declaration of Trust provides that:

(a)            Subject to the exceptions and limitations contained in paragraph (b) below:

(i)            every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)            the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)            No indemnification shall be provided hereunder to a Covered Person:

(i)            who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)            in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c)            The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d)            Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

(i)            such Covered Person shall have provided appropriate security for such undertaking,

(ii)            the Trust is insured against losses arising out of any such advance payments or

(iii)            either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership.  Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust.

Article XII, Section 2 of the Declaration of Trust provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.  A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Paragraph 8 of the Investment Advisory Agreement provides that Eagle shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which the Advisory Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.  Any person, even though also an officer, partner, employee, or agent of Eagle, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Eagle even though paid by it.

Paragraph 9 of the Distribution Agreement provides that the Trust agrees to indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect the Distributor against any liability to the Trust or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement.  The Trust shall not indemnify the Distributor for certain conduct, including any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Trust for use in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement, Prospectus or Statement of Additional Information or necessary to make such information not misleading.  The Distributor agrees that it shall look only to the assets of a particular Series, as applicable, and not to any other Series for satisfaction of any obligation created by this Section or otherwise arising under the Distribution Agreement.

Paragraph 12 of the Administration Agreement states that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Series in connection with the matters to which the Administration Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Administration Agreement.  Any person, even though also an officer, partner, employee, or agent of the Administrator, who may be or become an officer, trustee, employee or agent of a Trust shall be deemed, when rendering services to any Trust or acting in any business of a Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Administrator even though paid by it.

Paragraph 6 of the Transfer Agency and Fund Accounting Services Agreement provides that the Trust agrees to indemnify and hold JPMIS harmless from any liabilities that may be imposed on, incurred by or asserted against JPMIS in connection with, or arising out of, JPMIS’s performance under the Transfer Agency and Fund Accounting Services Agreement, provided that JPMIS has not acted with negligence or bad faith, or engaged in fraud or willful misconduct, in connection with the liabilities in question.  Except for any liability resulting from a third party asserting a claim against JPMIS with respect to services (arising from, or related to, the Transfer Agency and Fund Accounting Services Agreement) provided to the Trust, the Trust has agreed not to be obligated to indemnify JPMIS for any indirect, incidental, consequential or special damages (including, without limitation, lost profits) of any form incurred by any person or entity, whether or not foreseeable and regardless of the type of action in which such a claim may be brought, with respect to the Trust’s performance under the Transfer Agency and Fund Accounting Services Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and be governed by the final adjudication of such issue.

Item 16.               Exhibits

(1)		Amended and Restated Declaration of Trust1

(2)		Amended and Restated By-laws1

(3)		Voting trust agreement affecting more than 5% of any class of equity securities of the Registrant – none

(4)		Plan of Reorganization and Termination (filed herewith as Appendix A to the Combined Information Statement and Prospectus)

(5)		Shareholders' rights are contained in Articles III, VIII, X and XI of the Registrant’s Declaration of Trust and Articles III, V and VI of the Registrant’s By-laws

(6)	(a)	Investment Advisory Agreement between Registrant and Eagle Asset Management, Inc. (“Eagle”)1

	(b)	Expense Limitation Agreement between Registrant and Eagle2

(7)		Distribution Agreement between Registrant and Eagle Fund Distributors, Inc.1

(8)		Bonus, profit sharing or pension plans – none

(9)		Global Custody Agreement between Registrant and J.P. Morgan Chase Bank, N. A.3

(10)	(a)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-31

	(b)	Class A Distribution Plan1

	(c)	Class C Distribution Plan1

	(d)	Class I Distribution and Service Plan1

	(e)	Class R-3 Distribution and Service Plan1

	(f)	Class R-5 Distribution and Service Plan1

(11)		Opinion of Counsel as to the Legality of Shares Being Registered – filed herewith

(12)		Opinion of Counsel on tax matters – to be filed by future amendment

(13)	(a)	Transfer Agency and Fund Accounting Services Agreement between Registrant and J.P. Morgan Investor Services Co. (“JPMIS”)3

	(b)	Agency and Service Agreement between Registrant and Eagle Fund Services, Inc. (“EFS”)3

	(c)	Administration Agreement between Registrant and Eagle3

	(d)	Subadministration Agreement between Eagle and JPMIS3

(14)		Consent of Independent Registered Public Accounting Firm – filed herewith

(15)		Financial statements omitted pursuant to Item 14(a)(1) – none

(16)		Powers of Attorney– filed herewith

(17)		Other Exhibits

	(a)	Combined Prospectus for Eagle Series Trust, which includes Eagle Large Cap Core Fund, and Eagle Growth & Income Fund, dated March 1, 2011 – filed herewith

	(b)	Combined Statement of Additional Information for Eagle Series Trust, which includes Eagle Large Cap Core Fund, and Eagle Growth & Income Fund, dated March 1, 2011 – filed herewith

	(c)	Annual Report to Shareholders for the fiscal year ended October 31, 2010 – filed herewith

	(d)	Semi-Annual Report to Shareholders for the six-month period ended April 30, 2011 – filed herewith
___________________________________________

1	Incorporated by reference from Post-Effective Amendment No. 37 to the Registration Statement of the Trust, SEC File No. 033-07559, filed previously on December 23, 2008.

2	Incorporated by reference from Post-Effective Amendment No. 38 to the Registration Statement of the Trust, SEC File No. 033-07559, filed previously on February 27, 2009.

3	Incorporated by reference from Post-Effective Amendment No. 41 to the Registration Statement of the Trust, SEC File No. 033-07559, filed previously on March 1, 2011.

Item 17.               Undertakings

(1)        The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”) [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)        The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)           The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus in a post-effective amendment to this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed below on its behalf by the undersigned, duly authorized, in the City of St. Petersburg and the State of Florida, on the 14th day of October, 2011.

EAGLE GROWTH & INCOME FUND

By:	/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Susan L. Walzer Susan L. Walzer	Principal Executive Officer	October 14, 2011

/s/ Richard K. Riess* Richard K. Riess	Trustee	October 14, 2011

/s/ Keith B. Jarrett* Keith B. Jarrett	Trustee	October 14, 2011

/s/ C. Andrew Graham* C. Andrew Graham	Trustee	October 14, 2011

/s/ Lincoln Kinnicutt* Lincoln Kinnicutt	Trustee	October 14, 2011

/s/ William J. Meurer* William J. Meurer	Trustee	October 14, 2011

/s/ James L. Pappas* James L. Pappas	Trustee	October 14, 2011

/s/ Deborah L. Talbot* Deborah L. Talbot	Trustee	October 14, 2011

/s/ Carolyn K. Gill Carolyn K. Gill	Principal Financial Officer	October 14, 2011

*By: /s/ Susan L. Walzer Susan L. Walzer, Attorney-In-Fact

EXHIBIT INDEX

Exhibit No.	Exhibit
EX-99.11	Opinion of Counsel as to the Legality of Shares Being Registered
EX-99.14	Consent of Independent Registered Public Accounting Firm
EX-99.16	Powers of Attorney
EX-99.17(a)	Combined Prospectus for Eagle Series Trust, which includes Eagle Large Cap Core Fund, and Eagle Growth & Income Fund, dated March 1, 2011
EX-99.17(b)	Combined Statement of Additional Information for Eagle Series Trust, which includes Eagle Large Cap Core Fund, and Eagle Growth & Income Fund, dated March 1, 2011
EX-99.17(c)	Annual Report to Shareholders for the fiscal year ended October 31, 2010
EX-99.17(d)	Semi-Annual Report to Shareholders for the six-month period ended April 30, 2011